                                                                   EXHIBIT 10.26

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This LOAN AND SECURITY AGREEMENT ("Agreement") is dated as of October 22,
                                        ---------
1999 (the "Closing Date"), by and between the following parties:

LENDER/SECURED PARTY:  NTFC CAPITAL CORPORATION, a Delaware corporation with offices at 501 Corporate Centre Drive, Franklin, Tennessee 37067 ("Lender").
                                         ------

BORROWERS/DEBTORS:     BROADVIEW NETWORKS HOLDINGS, INC., a Delaware
                       corporation, Broadview Networks, Inc., a New York
                       corporation, and Broadview Networks of Massachusetts,
                       Inc., a Delaware corporation, each with its principal
                       place of business at 45-18 Court Square, Ste. 403, Long
                       Island City, NY 11101 ("BNH"), and the Subsidiaries of
                       BNH which subsequently become a party to this Agreement
                       pursuant to Section 2.11 of this Agreement (the
                       "Borrowers").
                        ---------

     This Agreement includes the general terms and conditions contained herein and all the exhibits and schedules attached hereto, all of which are incorporated herein. In the event of a conflict between the general terms and conditions and any schedule, the additional terms and conditions stated in the schedule shall control.

     By executing this Agreement, Lender agrees to make loans to Borrowers, and Borrowers agree to borrow from Lender and to provide collateral to secure such loans, all on the terms and conditions set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives:

LENDER:                                 BORROWERS:
------                                  ---------

NTFC CAPITAL CORPORATION                BROADVIEW NETWORKS HOLDINGS, INC.

BY:_______________________________      BY:____________________________________
TITLE:____________________________      TITLE:_________________________________
DATE:_____________________________      DATE:__________________________________

                                        BROADVIEW NETWORKS

                                        BY:____________________________________
                                        TITLE:_________________________________
                                        DATE:__________________________________

                                        BROADVIEW NETWORKS OF
                                        MASSACHUSETTS, INC.

                                        BY:____________________________________
                                        TITLE:_________________________________
                                        DATE:__________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
ARTICLE 1:  DEFINITIONS....................................................   1
     1.01.  Certain Definitions............................................   1
     1.02.  Accounting Principles; Subsidiaries............................  12
     1.03.  UCC Terms......................................................  12
     1.04.  General Construction; Captions.................................  12
     1.05.  References to Documents and Laws...............................  12

ARTICLE 2:  LOANS..........................................................  12
     2.01.  Commitment.....................................................  12
     2.02.  Notes and Payment Terms........................................  13
     2.03.  Procedures for Borrowing.......................................  15
     2.04.  Prepayments....................................................  16
     2.05.  Computation of Interest........................................  17
     2.06.  Payments.......................................................  17
     2.07.  Indemnity......................................................  17
     2.08.  Use of Proceeds................................................  18
     2.09.  Fees...........................................................  18
     2.10.  Lender's Expense...............................................  18
     2.11.  Joint and Several Liability; Additional Subsidiaries...........  19
     2.12.  Taxes..........................................................  19

ARTICLE 3:  COLLATERAL AND SECURITY AGREEMENT..............................  20
     3.01.  Grant of Security Interest.....................................  20
     3.02.  Priority of Security Interests.................................  21
     3.03.  Further Documentation; Pledge of Instruments...................  21
     3.04.  Further Identification of Collateral...........................  22
     3.05.  Remedies.......................................................  22
     3.06.  Standard of Care...............................................  22
     3.07.  Advances to Protect Collateral.................................  22
     3.08.  License to Use.................................................  22
     3.09.  Collateral Assignment of NTI Purchase Agreement................  23
     3.10.  Priority of Security Interests and Liens on Equipment Outside
            United States..................................................  23

ARTICLE 4:  REPRESENTATIONS AND WARRANTIES.................................  24
     4.01.  Organization and Qualification.................................  24
     4.02.  Authority and Authorization....................................  24
     4.03.  Execution and Binding Effect...................................  24

     4.04.  Governmental Authorizations....................................  24
     4.05.  Regulatory Authorizations......................................  24
     4.06.  Material Agreement; Absence of Conflicts.......................  25
     4.07.  No Restrictions................................................  25
     4.08.  Financial Statements...........................................  25
     4.09.  Financial Accounting Practices.................................  25
     4.10.  Accurate and Complete Disclosure...............................  26
     4.11.  No Event of Default; Compliance with Material Agreements.......  26
     4.12.  Litigation.....................................................  26
     4.13.  Rights to Property; Intellectual Property......................  26
     4.14.  Financial Condition............................................  26
     4.15.  Taxes..........................................................  26
     4.16.  No Material Adverse Change.....................................  27
     4.17.  No Regulatory Event............................................  27
     4.18.  Trade Relations................................................  27
     4.19.  No Brokerage Fees..............................................  27
     4.20.  Margin Stock; Regulation U.....................................  27
     4.21.  Investment Company; Public Utility Holding Company.............  27
     4.22.  Personal Holding Company; Subchapter S.........................  27
     4.23.  ERISA..........................................................  28
     4.24.  Environmental Warranties.......................................  28
     4.25.  Security Interests.............................................  28
     4.26.  Place of Business..............................................  28
     4.27.  Location of Collateral.........................................  28
     4.28.  Clear Title To Collateral......................................  28
     4.29.  Assumed Names..................................................  29
     4.30.  Transactions with Affiliates...................................  29
     4.31.  NTI Purchase Agreement.........................................  29

ARTICLE 5:  CONDITIONS OF CLOSING..........................................  29
     5.01.  Closing Certificates...........................................  29
     5.02.  Opinions of Counsel............................................  29
     5.03.  Closing Documents..............................................  30

ARTICLE 6:  CONDITIONS OF LENDING..........................................  30
     6.01.  Conditions for Initial Advance.................................  30
     6.02.  Conditions for All Advances....................................  31
     6.03.  Affirmation of Representations and Warranties..................  32
     6.04.  Deadline for Funding Conditions................................  33

ARTICLE 7:  AFFIRMATIVE COVENANTS.......................................... 33
     7.01.  Reporting and Information Requirements......................... 33
     7.02   Other Notices.................................................. 35
     7.03.  Notice of Pension-Related Events............................... 35
     7.04.  Inspection Rights.............................................. 35
     7.05.  Preservation of Corporate Existence and Qualification.......... 36
     7.06.  Continuation of Business....................................... 36
     7.07.  Insurance...................................................... 36
     7.08.  Payment of Taxes, Charges, Claims and Current Liabilities...... 37
     7.09.  Financial Accounting Practices................................. 38
     7.10.  Compliance with Laws........................................... 38
     7.11.  Use of Proceeds................................................ 38
     7.12.  Government Authorizations; Regulatory Authorizations, Etc...... 39
     7.13.  Contracts and Franchises....................................... 39
     7.14.  Consents....................................................... 39
     7.15.  Financial Covenants............................................ 39
     7.16.  Construction and Storage....................................... 39
     7.17.  Upgrade Equipment.............................................. 39
     7.18.  Additional Subsidiaries........................................ 40

ARTICLE 8: NEGATIVE COVENANTS.............................................. 40
     8.01.  Restrictions on Additional Indebtedness........................ 40
     8.02.  Restrictions on Liens and Sale of Collateral................... 40
     8.03.  Limitation on Contingent Obligations........................... 41
     8.04.  Fees and Commissions........................................... 41
     8.05.  Prohibition of Mergers, Acquisitions, Name, Office
                    or Business Changes, Etc............................... 41
     8.07.  Limitation on Investments, Advances and Loans.................. 42
     8.08.  Capital Expenditures........................................... 42
     8.09.  Limitation on Leases........................................... 42
     8.10.  Transactions with Affiliates................................... 42
     8.11.  Termination of Purchase Agreement.............................. 43
     8.12.  Removal of Collateral.......................................... 43
     8.13.  Assumed Names.................................................. 43

ARTICLE 9:  EVENTS OF DEFAULT.............................................. 43
     9.01.  Events of Default.............................................. 43
     9.02.  Consequences of an Event of Default............................ 46
     9.03.  Exercise of Rights............................................. 46
     9.04.  Rights of Secured Party: Possession or Sale of Collateral...... 46
     9.05.  Notices, Etc., Waived.......................................... 47
     9.06.  Additional Remedies............................................ 47

     9.07.   Application of Proceeds.....................................  48
     9.08.   Discontinuance of Proceeding................................  48
     9.09.   Power of Attorney...........................................  48
     9.10.   Regulatory Matters..........................................  49

ARTICLE 10: GENERAL CONDITIONS/MISCELLANEOUS.............................  49
     10.01.  Modifications and Waivers...................................  49
     10.02.  Advances Not Implied Waivers................................  50
     10.03.  Deviation from Covenants....................................  50
     10.04.  Holidays....................................................  50
     10.05.  Records.....................................................  51
     10.06.  Notices.....................................................  51
     10.07.  FCC and PUC Approval........................................  51
     10.08.  Lender Sole Beneficiary.....................................  52
     10.09.  Lender's Review of Information..............................  52
     10.10.  No Joint Venture............................................  52
     10.11.  Severability................................................  52
     10.12.  Rights Cumulative...........................................  52
     10.13.  Duration: Survival..........................................  52
     10.14.  Governing Law...............................................  53
     10.15.  Counterparts................................................  53
     10.16.  Successors and Assigns......................................  53
     10.17.  Participation...............................................  54
     10.18.  Time of Essence.............................................  54
     10.19.  Disclosures and Confidentiality.............................  54
     10.20.  Jurisdiction and Venue......................................  55
     10.21.  Jury Waiver.................................................  56
     10.22.  Limitation on Liability.....................................  56
     10.23.  Borrowers' Waivers..........................................  56
     10.24.  Schedules...................................................  57
     10.25.  Agreement to Govern.........................................  57
     10.26.  Entire Agreement............................................  57

                    SCHEDULES TO LOAN AND SECURITY AGREEMENT
                    ----------------------------------------

Schedule 1        Borrowers Information and Defined Terms
Schedule 2.01     Maximum Loan Amounts
Schedule 2.02     Payment Terms and Governing Law
Schedule 2.09     Fees
Schedule 2.11     Annex A to Loan and Security Agreement
Schedule 2.11(b)  Additional Subsidiary Information
Schedule 4.04     Required Consents
Schedule 4.05     Regulatory Authorizations
Schedule 4.07     Restrictions on Loans
Schedule 4.08     Financial Statements
Schedule 4.12     Pending Litigation
Schedule 4.25     UCC Filing Offices
Schedule 4.26     Principal Offices and Location of Collateral
Schedule 4.29     Assumed Names
Schedule 4.30     Transactions with Affiliates
Schedule 4.31     NTI Purchase Agreement
Schedule 6.02     Post-Closing Items
Schedule 7.07     Insurance
Schedule 7.15     Financial Covenants
Schedule 8.01     Permitted Specific Encumbrances
Schedule 8.06     Permitted Equity Payments

                    EXHIBITS TO LOAN AND SECURITY AGREEMENT
                    ---------------------------------------

Exhibit A         Form of Notes
Exhibit B         Form of Borrowing Certificate
Exhibit C         Form of Opinion of Counsel for Borrowers
Exhibit D         Form of Opinion of Regulatory Counsel for Borrowers
Exhibit E         Form of Landlord's Consent
Exhibit F         Form of Mortgagee's Consent
Exhibit G         Form of Certificate of Financial Condition
Exhibit H         Form of Subordination Agreement
Exhibit I         Form of Collateral Assignment of Purchase Agreement
Exhibit J         Form of Consent to Collateral Assignment of Purchase
                  Agreement

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS LOAN AND SECURITY AGREEMENT ("Agreement") is dated as of the "Closing
                                        ---------                       -------
Date" set forth on Schedule 1 hereto, by and between BROADVIEW NETWORKS
----
HOLDINGS, INC. (collectively, "BNH"), the other Borrowers (as defined below),
                               ---
and NTFC CAPITAL CORPORATION, a Delaware corporation ("Lender"), with offices at
                                                       ------
501 Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067.

                                  BACKGROUND:
                                  ----------

     A. Broadview Networks, Inc., f/k/a Community Networks, Inc., a Domestic Subsidiary of BNH, has entered into a certain purchase agreement with Northern Telecom Inc., as described on Schedule 4.31 hereto, providing for the purchase
                              -------------
by it or its Subsidiaries of certain telecommunications equipment and the license of associated software, all as described therein, and has requested Lender to extend credit to Borrowers to finance such purchase and license, as described on Schedule 1 hereto, and to make credit available for the purchase of
             ----------
additional telecommunications equipment, in each case as described herein.

     B. Lender is willing to extend such credit to Borrowers upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                            ARTICLE 1: DEFINITIONS
                            ----------------------

     1.01.  Certain Definitions.  Certain terms are defined on Schedule 2.01
            -------------------                                -------------
hereto. In addition to other words and terms defined in the preamble hereof or elsewhere in this Agreement, or on the schedules hereto, the following words and terms shall have the following meanings unless the context otherwise clearly requires:

     "Advance(s)": any advance or loan of funds (including Capitalized Interest)
      ----------
made by Lender to Borrower pursuant to this Agreement.

     "Affiliate": as applied to any Person, any second Person directly or
      ---------
indirectly controlling, controlled by, or under common control with that Person, or related to such Person by blood, marriage or adoption. For purposes of this definition and the definition of "Subsidiary," a Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or to cause the direction of, the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

     "Basic Agreements": a collective reference to this Agreement, each Note,
      ----------------
and the Security Documents.

     "Borrowing Certificate": a certificate substantially in the form of Exhibit
      ---------------------                                              -------
B hereto, designating the applicable Borrower(s) under this Agreement, and
-
executed by BNH and the applicable Borrower(s), if other than BNH.

     "Borrower": BNH; each Domestic Subsidiary and Foreign Subsidiary which has
      --------
signed this Agreement and which subsequently becomes a party to this Agreement pursuant to Section 2.11 of this Agreement; and each of their respective successors.

     "Borrowing Date": any Business Day on which an Advance is made to a
      --------------
Borrower hereunder.

     "Business Day": a day other than a Saturday, Sunday or other day on which
      ------------
commercial banks in New York, New York, are authorized or required by law to close.

     "Business Plan": the business plan of BNH, a copy of which is attached to
      -------------
Schedule 1 to this Agreement.
----------

     "Calendar Quarter": each three month period starting on each January 1,
      ----------------
April 1, July 1, and October 1, during the term of this Agreement.

     "Capitalized Interest": the accrued but unpaid interest on any Advance that
      --------------------
accrues during the Capitalized Interest Period, if any Capitalized Interest Period is defined on Schedule 2.02 hereto, and is added to and deemed to be
                     -------------
principal due under any Note, in accordance with Section 2.02(b) hereof.
                                                 ---------------

     "Capitalized Interest Period": as defined on Schedule 2.02 hereto.
      ---------------------------                 -------------

     "Carrier":  any interexchange carrier or other provider of
      -------
telecommunications long distance service or any local exchange company or other provider of local telecommunications service.

     "Certificate of Financial Condition": a certificate in the form of Exhibit
      ----------------------------------                                -------
G hereto, executed by BNH.
-

     "Change in Control": any change in the direct or indirect control of, or
      -----------------
the ability or right to control, a majority of the voting shares of any class of securities or ownership rights in a Borrower or in the right and/or the power to control the election of the board of directors of a Borrower.

     "Closing Date": as defined on Schedule 1 hereto.
      ------------                 ----------

     "Code": the Internal Revenue Code of 1986, as amended from time to time.
      ----

     "Collateral": as defined in Section 3.01 hereof.
      ----------                 ------------

     "Co-Location Site": a space located in an ILEC central office for the
      ----------------
exclusive use of the Borrower in which a Borrower's equipment is located.

     "Commitment": as defined in Section 2.01 hereof.
      ----------                 ------------

     "Communications Law": any and all of (i) the Communications Act of 1934, as
      ------------------
amended and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, (ii) any state law governing the provision of telecommunications services, and the rules and regulations of the PUC, all as the same may be in effect from time to time.

     "Consent":  a consent to a collateral assignment of the NTI Purchase
      -------
Agreement, a consent to a collateral assignment of the Vendor Purchase Agreement, a Landlord Consent, and/or a Mortgagee's Consent.

     "Contingent Obligation": as to any Person, any obligation of such Person
      ---------------------
guaranteeing, directly or indirectly, any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof.

     "Contributed Equity": the cumulative amount of cash equity received by BNH.
      ------------------

     "Conversion Date": as defined on Schedule 2.02 hereto.
      ---------------                 -------------

     "Debt Service": for the most recent four full fiscal quarters of BNH being
      ------------
measured, the sum of (i) all amortized principal and interest payments that BNH is required to make during such period on account of all of its Total Debt including, without limitation, (a) amounts due during such period on account of capitalized leases, (b) the then current portion of any long-term Total Debt of BNH calculated in accordance with GAAP, (c) amounts due on short-term Total Debt of BNH and (d) amounts due under this Loan Agreement and the Note, plus (ii) capitalized expenditures not paid with proceeds of any Indebtedness.

     "Default": any of the conditions or occurrences specified in Section 9.01,
      -------                                                     ------------
whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Default Rate": a rate of interest equal to the lesser of (i) three
      ------------
percentage points in excess of the Interest Rate or (ii) the maximum permissible rate under applicable law in effect at any time.

     "Domestic Borrower": each Borrower formed under the laws of the United
      -----------------
States; any state of the United States, the District of Columbia; or any territory, possession or protectorate of the United States.

     "Domestic Borrower Obligations": all Obligations of all Borrowers.
      -----------------------------

     "Domestic Subsidiary":  each Subsidiary of BNH formed under the laws of the
      -------------------
United State; any state of the United States, the District of Columbia; or any territory, possession or protectorate of the United States.

     "EBITDA": for any fiscal period, BNH's actual operating earnings on a
      ------
consolidated basis from ongoing operations before interest, taxes, depreciation and amortization for such fiscal period.

     "Environmental Law": any current or future federal, state and local law
      -----------------
(including common law), statute, regulation, ordinance, rulings, codes, judicial order, administrative order or terms of licenses or permits applicable to environmental conditions (including without limitation conditions relating to ambient air, surface water, groundwater, land surface or subsurface strata), including without limitation all such laws governing employment, the generation, use, storage, disposal or transportation of toxic or hazardous substances or wastes (including, without limitation, asbestos and petroleum products), the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Superfund Amendment and Reauthorization Act of 1986, the Toxic Substances Control Act, the Clean Air Act, the Water Pollution Control Act, the Hazardous Waste Management Act, the Mineral Lands and Leasing Act, the Surface Mining Control and Reclamation Act, U.S. Department of Transportation Regulations, and all similar state and local laws, regulations, all as now or hereafter amended.

     "Equipment": the equipment defined in Section 3.01 hereof.
      ---------                            ------------

     "Equity Payment": any distribution of earnings or capital to any Owner
      --------------
that is not a Borrower hereunder, any management fee or other fee paid to any Affiliate that is not a Borrower hereunder not reasonably related to services actually performed, or any redemption of equity ownership interests, either directly or indirectly, whether in cash or property or in obligations of a Borrower held by an Owner that is not a Borrower hereunder.

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended
      -----
from time to time, and any successor statute.

     "Event of Default": any of the events specified in Section 9.01 hereof,
      ----------------                                  ------------
provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, under Section 9.01 or otherwise, has been
                                    ------------
satisfied.

     "Excluded Indebtedness": (i) Subordinated Indebtedness, (ii) Indebtedness
      ---------------------
which by its terms is unsecured, has a stated maturity date at least twelve months after the Maturity Date hereof, requires no principal repayments until at least twelve months after the Maturity Date hereof, provides for no right of prepayment, redemption or put rights (whether exercisable at the option of the borrower or lender) prior to its stated maturity date, is issued on market terms prevailing at the time, and which in any event provides for a cash payment of interest at a rate not greater than the prime rate of interest most recently announced by Citibank, N.A., plus 1000 basis points, and (iii) Indebtedness under one or more receivables financing facility in an aggregate principal amount not exceeding 85% of the net book value of the accounts receivables of the Borrowers liable thereunder which are pledged as collateral for the repayment of such Indebtedness.

     "FCC": the Federal Communications Commission of the United States of
      ---
America, and any successor, in whole or in part, to its jurisdiction.

     "Financing Termination Date": as defined on Schedule 2.02 hereto.
      --------------------------                 -------------

     "First Borrowing Date": the date of the first borrowing by a Borrower
      --------------------
hereunder.

     "Fixed Charge Coverage Ratio" means the ratio of EBITDA during the four
      ---------------------------
full fiscal quarters then ended ("the Four Quarter Period") to Debt Service for the Four Quarter Period.

     "Foreign Borrower":  each Borrower formed under the laws of any
      ----------------
jurisdiction other than the United States; the District of Columbia; or any territory, possession or protectorate of the United States.

     "Foreign Borrower Obligations": all Obligations of all Foreign Borrowers.
      ----------------------------

     "Foreign Subsidiary":  each Subsidiary of BNH formed under the laws of any
      ------------------
jurisdiction other than the United States; the District of Columbia; or any territory, possession or protectorate of the United States.

     "GAAP": subject to Section 1.02 hereof, generally accepted accounting
      ----              ------------
principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which BNH's independent certified public accountants concur), applied both to classification of items and amounts.

  "General Intangibles": as defined in Section 3.01 hereof.
   -------------------                 ------------

  "Governmental Actions": actions by any Governmental Authority.
   --------------------

  "Governmental Authority": the federal government, any state or political
   ----------------------
subdivision thereof, any city or municipal entity, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

  "Indebtedness": as to any Person, at a particular time, (a) indebtedness for
   ------------
borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss; (b) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss; (c) obligations of such Person to purchase or repurchase accounts receivable, chattel paper or other payment rights sold or assigned by such Person; and (d) indebtedness or obligations of such Person under or with respect to letters of credit, notes, bonds or other debt instruments.

  "Initial Payment Date": as defined on Schedule 2.02 hereto.
   --------------------                 -------------

  "Interest Payment Date": as defined on Schedule 2.02 hereto.
   ---------------------                 -------------

  "Interest Rate": as defined on Schedule 2.02 hereto.
   -------------                 -------------

  "Landlord Consent": a consent substantially in the form of Exhibit E hereto or
   ----------------                                          ---------
in other form acceptable to Lender, to be executed by the owner/landlord, sublessor and/or licensor (including Carriers) of any real property where any of the Collateral is to be located.

  "Law": any law (including common law), constitution, statute, regulation,
   ---
rule, ordinance, order, injunction, writ, decree or award of any governmental body or court of competent jurisdiction or of any arbitrator (including but not limited to ERISA, the Code, the UCC, any applicable tax law, product safety law, occupational safety or health law, Communications Law, Environmental Law and/or securities laws).

  "Lender's Expenses": as defined in Section 2.10 hereof.
   -----------------                 ------------

  "Leverage Ratio": The ratio of Total Debt (other than Excluded Indebtedness
   --------------
and current trade payables incurred in the ordinary course of business payable in accordance with customary practices and not more than 90 days past due) to Contributed Equity.

  "Lien": any mortgage, pledge, hypothecation, lien (statutory or other),
   ----
judgment lien, security interest, security agreement, charge or other encumbrance, or other security arrangement of any nature whatsoever, including, without limitation, any installment contract, conditional sale or other title retention arrangement, any sale of accounts receivable or chattel paper, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and the filing of any financing statement under the UCC or comparable law of any jurisdiction.

  "Loans":  the loans and loan facilities described in Section 2.01 hereof and
   -----                                               ------------
all Advances pursuant hereto.

  "Loan Documents": a collective reference to this Agreement, each Note, the
   --------------
Security Documents, and all other documents, instruments, agreements and certificates evidencing or securing any advance hereunder or any obligation for the payment or performance thereof and/or executed and delivered in connection with any of the foregoing.

  "Mandatory Prepayments": as defined in Section 2.04(b) hereof.
   ---------------------                 ---------------

  "Material Adverse Effect": or "Material Adverse Change": a material adverse
   -----------------------       -----------------------
effect on, or material adverse change in, (i) the business, operations or financial condition of BNH and its Subsidiaries taken as a whole, (ii) the ability of a Borrower to perform its obligations under this Loan Agreement, a Note, or the other Loan Documents, or (iii) Lender's ability to enforce the rights and remedies granted under this Agreement or the other Loan Documents, in all cases whether attributable to a single circumstance or event or an aggregation of circumstances or events.

  "Mortgagee's Consent": a consent substantially in the form of Exhibit F
   -------------------                                          ---------
hereto, to be executed by any Person holding a lien on real property leased or otherwise provided to a Borrower, on which any of the Equipment is located.

  "Maturity Date": the date defined on Schedule 2.02 hereto, on which all
   -------------                       -------------
principal, interest, premium, expenses, fees, penalties and other amounts due under a Note shall be finally due and payable.

  "Note": collectively, one or more promissory notes issued by a Borrower to
   ----
Lender pursuant to this Agreement, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

  "NTI": Northern Telecom Inc., a Delaware corporation.
   ---

  "NTI Equipment": the equipment and licensed or sub-licensed Software
   -------------
manufactured or supplied by NTI to a Borrower with respect to which Advances hereunder are used directly or indirectly to finance the acquisition cost thereof at any time pursuant to the NTI Purchase Agreement or any purchase order issued by a Borrower to NTI or otherwise, including installation and construction services provided by NTI pursuant thereto.

  "NTI Purchase Agreement": the NTI Purchase Agreement identified on Schedule
   ----------------------                                            --------
4.31 hereto, together with any amendments or supplements thereto, and any other
----
purchase agreement between NTI and a Borrower and all purchase orders and invoices issued pursuant thereto, all subject to the approval of Lender.

  "Obligations": all indebtedness, liabilities and obligations of a Borrower to
   -----------
Lender of any class or nature, whether arising under or in connection with this Agreement and/or the other Loan Documents or otherwise, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses, lease obligations, indemnities or otherwise, including, without limitation, future advances of any sort, all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of the Collateral, the unpaid principal amount of, and accrued interest on, a Note, and any expenses of collection or protection of Lender's rights, including reasonable attorneys' fees.

  "Organizational Documents": with respect to a corporation, the articles of
   ------------------------
incorporation and bylaws of such corporation; with respect to a partnership, the certificate of partnership (or limited partnership, as applicable) and partnership agreement, together with the analogous documents for any corporate or partnership general partner; with respect to a limited liability company, the articles of organization and operating agreement of such limited liability company; and in any case, any other document governing the formation and conduct of business by such entity.

  "Owner(s)":  the owner or owners, as the context requires, of any equity
   --------
securities of BNH or any Subsidiary of BNH, now or in the future.

  "Payment Date": as defined on Schedule 2.02 hereto.
   ------------                 -------------

  "PBGC": the Pension Benefit Guaranty Corporation established under Title IV of
   ----
ERISA or any other governmental agency, department or instrumentality succeeding to its functions.

  "Permits": all consents, licenses, notices, approvals, authorizations,
   -------
filings, orders, registrations, and permits required by any Governmental Authority for the construction and operation of the Equipment (excluding Regulatory Authorizations), issued or obtained as and when required in accordance with all Requirements of Law.

  "Permitted Encumbrances": the Liens permitted under Section 8.02 hereof.
   ----------------------                             ------------

  "Person": an individual, corporation, limited liability company, partnership,
   ------
business or other trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

  "Plan": any employee pension benefit plan to which Section 4021 of ERISA
   ----
applies and (i) which is maintained for employees of BNH and/or its Subsidiaries or (ii) to which a Borrower made, or was required to make, contributions at any time within the preceding five (5) years.

  "Proceeds": as defined in Section 3.01 hereof.
   --------                 ------------

  "PUC": the public utilities commission for the state or any other jurisdiction
   ---
in which a Borrower operates its telecommunications business or any portion of the Equipment is located, or any successor agency, and any successor, in whole or in part, to its functions or jurisdictions, and any other Persons specified as such on Schedule 1 hereto.
           ----------

  "Purchase Agreement": individually and collectively, the NTI Purchase
   ------------------
Agreement and the Vendor Purchase Agreement.

  "Regulatory Authorizations": all material approvals, authorizations, licenses,
   -------------------------
filings, notices, registrations, consents, permits, exemptions, registrations, qualifications, designations, declarations, or other actions or undertakings now or hereafter made by, to or in respect of any telecommunications governmental or other regulatory authority, including, without limitation, any certificates of public convenience and all grants, approvals, licenses, filings and registrations from or to the FCC or PUC or under any Communications Law necessary in order to enable BNH or any of its Subsidiaries to own, construct, maintain and operate the Equipment, and any authorizations specified on Schedule
                                                                        --------
1 hereto.
-

  "Regulatory Event": any of the following events: (i) Lender becomes subject to
   ----------------
regulation as a "carrier," a "telephone company," a "common carrier," a "public utility" or otherwise under any applicable law or governmental regulation, federal, state or local, solely as a result of the transactions contemplated by this Agreement and the other Loan Documents, or (ii) BNH or any of its Subsidiaries becomes subject to regulation by any Governmental Authority in any way that is materially different from the regulation existing at the Closing Date and that could materially adversely affect BNH's ability to perform its material obligations under the Loan Documents or Lender's rights thereunder or the Collateral, or (iii) the FCC or PUC issues an order revoking, denying or refusing to renew, or recommending the revocation, denial or non-renewal of, any Regulatory Authorization.

  "Reportable Event": (i) a reportable event described in Section 4043 of ERISA
   ----------------
and regulations thereunder, (ii) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in Section 4063(b) of ERISA, or (iii) a cessation of operations at a facility causing more than twenty percent (20%) of Plan participants to be separated from employment, as referred to in Section 4062(f) of ERISA.

  "Required Consents": the Governmental Authority approvals or consents of other
   -----------------
Persons required with respect to a Borrower's execution, delivery and performance of this Agreement and the other Loan Documents, as described in
Section 4.04 hereto.
------------

  "Requirement of Law": as to any Person, the Organizational Documents of such
   ------------------
Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or transactions or to which such Person or any of its property or transactions is subject, including without limitation, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies, all Permits or Regulatory Authorizations issued to BNH and each of its Subsidiaries, all Communications Laws, and all Environmental Laws.

  "Responsible Officer": with respect to a corporation, its President, Chief
   -------------------
Executive Officer(s), any Vice President or Treasurer; with respect to a partnership, its general partner (or the President, Chief Executive Officer(s), any Vice President or Treasurer of any corporate general partner, as applicable); with respect to a limited liability company, a member or manager (or the President, Chief Executive Officer(s), any Vice President or Treasurer of any corporate member or manager), or the President, Chief Executive Officer(s) or any Vice President of any other Person.

  "Security Documents": this Agreement, the Consents, all financing statements,
   ------------------
all documents and instruments executed and/or delivered by or on behalf of any Borrower in favor of Lender granting and perfecting liens and security interests on and in any Collateral located outside the United States as Lender may approve, and any other documents granting, evidencing, or perfecting any security interest or Lien with respect to or securing any of the Obligations.

  "Site(s)": any of the sites where Equipment is or is to be located.
   -------

  "Software" and "Software Licenses": any software now or hereafter owned by, or
   --------------------------------
licensed to, a Borrower or any of its Subsidiaries or with respect to which BNH or any of its Subsidiaries has or may have license or use rights.

  "Subsidiary": as to any Person, a corporation, partnership, limited liability
   ----------
company, or other entity in which equity interests having ordinary voting power to elect a majority of the board of directors, managers or similar persons of the entity are at the time directly or indirectly owned or controlled by such Person (regardless of any contingency which does or may suspend or dilute the voting rights of such class).

  "Subordination Agreement":  one or more Subordination Agreements substantially
   -----------------------
in the form of Exhibit H hereto or otherwise as accepted by Lender.
               ---------

  "Subordinated Indebtedness": Indebtedness that (i) does not require any
   -------------------------
payment of principal until twelve (12) months after the Maturity Date, and requires no principal repayments until at least twelve months after the Maturity Date hereof, and provides for no right of prepayment, redemption or put rights (whether exercisable at the option of the borrower or lender) prior to its stated maturity date, (ii) is issued on market terms prevailing at the time, and which in any event provides for a cash payment of interest at a rate not greater than the prime rate of interest most recently announced by Citibank, N.A., plus 1000 basis points and (iii) is subordinated on terms reasonably acceptable to Lender in a Subordination Agreement to the payment of Indebtedness created hereunder and pursuant to any other Loan Document.

  "System": BNH's complete telecommunications network or system constructed
   ------
and/or operated by BNH and its Subsidiaries (including any future development and expansions thereof), of which the Equipment forms a part, as described on
Schedule 1 hereto.
----------

  "Total Debt": of any person means, without duplication, (a) all items of
   ----------
indebtedness or liability which in accordance with generally accepted accounting principles, consistently applied, would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date as of which indebtedness is to be determined, (b) indebtedness or other liabilities secured by any mortgage, security agreement, pledge, or lien existing on or encumbering property owned by such person, whether or not the indebtedness or other liabilities secured thereby shall have been assumed by such person, (c) all indebtedness of such person (i) which such person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse, agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, (ii) in respect of which such person has agreed to supply or advance funds (whether by way of loan, purchase of securities or capital contribution, through a commitment to pay for property or services regardless of the nondelivery of such property or the nonfurnishing of such services or otherwise), or (iii) in respect of which such person has otherwise become directly or indirectly liable, and (d) all obligations of such person under any now or hereafter existing interest swap or hedge agreements (net of any amounts owed to that person under any such swap or hedge agreements).

  "UCC": the Uniform Commercial Code as the same may from time to time be in
   ---
effect in the State of Tennessee, or the Uniform Commercial Code of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

  "Unrestricted Subsidiary": (i) Open Support Systems, LLC, a Connecticut
   -----------------------
limited liability company and a Subsidiary of BNH ("OSS"), and (ii) wholly-owned Subsidiaries of OSS formed after the date hereof, provided that they only engage in businesses substantially similar to that of OSS.

  "Vendor" means any manufacturer or supplier of Vendor Equipment or licensor or
   ------
supplier of Software, in each case other than NTI.

  "Vendor Equipment" means any equipment, upgrades, switches and licensed or
   ----------------
sub-licensed Software manufactured, or supplied to a Borrower, by a Vendor.

  "Vendor Purchase Agreement": any purchase agreement, together with any
   -------------------------
amendments or supplements thereto, between a Vendor and a Borrower or an assignor of a Borrower and all purchase orders and invoices issued pursuant thereto for the sale of Vendor Equipment, all subject to the approval of Lender, not to be unreasonably withheld or delayed.

  1.02.   Accounting Principles; Subsidiaries. Except as otherwise provided in
          -----------------------------------
this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), consistently applied, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. All accounting and financial terms herein shall be deemed to include references to consolidated and consolidating principles, and covenants, representations and agreements with respect to the Borrowers and their properties and activities shall be deemed to refer to BNH and its consolidated Subsidiaries collectively.

  1.03.   UCC Terms. Except as otherwise provided or amplified (but not limited)
          ---------
herein, terms used in this Agreement that are defined in the UCC shall have the same meanings herein.

  1.04.   General Construction; Captions. All definitions and other terms used
          ------------------------------
in this Agreement shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The captions and table of contents in this Agreement and the other Loan Documents are for convenience only, and in no way limit or amplify the provisions hereof.

  1.05.   References to Documents and Laws. All defined terms and references in
          --------------------------------
this Agreement or the other Loan Documents with respect to any agreements, notes, instruments, certificates or other documents shall be deemed to refer to such documents and to any amendments, modifications, renewals, extensions, replacements, restatements, substitutions and supplements of and to such documents. All references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations.


                               ARTICLE 2: LOANS
                               ----------------

  2.01.   Commitment. Subject to the terms and conditions herein provided, and
          ----------
so long as no Default has occurred and is continuing hereunder, Lender agrees to lend to the Borrowers from time to time before the Financing Termination Date, an aggregate principal amount not to exceed the amount set forth on Schedule 2.01 hereto as the maximum
                                             -------------
principal amount, plus Capitalized Interest, if any, set forth on Schedule 2.01
                                                                  -------------
hereto (the "Commitment"). If BNH or NTI should terminate the NTI Purchase
             ----------
Agreement at any time prior to the Initial Payment Date, then the Commitment shall automatically terminate, subject to Lender's right to make further Advances hereunder, including, but not limited to, Advances under Section 2.03
                                                                  ------------
hereof. All amounts advanced hereunder shall be used solely for the purchase of NTI Equipment and related services (exclusive of sales tax) associated with the installation and operation of the NTI Equipment from NTI, and amounts not exceeding the amount (if any) specified on Schedule 2.01 hereto may be used for
                                           -------------
legal fees, charges, expenses and closing costs and other expenses incurred by a Borrower or incurred by Lender and payable by a Borrower under Section 2.10
                                                               ------------
hereof; provided, however, that not exceeding (i) forty percent (40%) of the
        --------  -------
aggregate of the principal amount of all Advances made hereunder may be used for purchases of Vendor Equipment and related services associated with the installation and operation of the Vendor Equipment, and (ii) eighteen and ten one hundredths percent (18.10%) of the aggregate of the principal amount of all Advances made hereunder may be used to finance the buildout, construction and equipping of Co-Location Sites and related line conversion costs.

     2.02.  Notes and Payment Terms.
            -----------------------

            (a)  Promissory Notes. The Loans shall be a Note substantially in
                 ----------------
     the form of Exhibit A hereto, with appropriate insertions, shall be
                 ---------
     executed by the applicable Borrowers, payable to the order of Lender, and shall evidence the joint and several obligation of such Borrowers to repay all principal amounts advanced under or pursuant to the terms of the Note, together with interest and all other amounts due thereunder. Each Note shall be dated as of the Closing Date, have a stated maturity that is the Maturity Date, and bear interest at the Interest Rate from the Borrowing Date until the Note or any amount thereunder is paid in full (whether on the Maturity Date, by acceleration or otherwise). All schedules attached to a Note shall be deemed a part thereof. Any such schedule may be amended by Lender from time to time to reflect Advances made thereunder upon notice to and consent from the applicable Borrowers which consent will not be unreasonably withheld or delayed.

            (b)  Capitalized Interest Period. During the Capitalized Interest
                 ---------------------------
     Period applicable to each Advance, interest shall accrue on principal amounts of such Advance under the Note at the Interest Rate, and up to an aggregate of the maximum amount of Capitalized Interest set forth on
     Schedule 2.02 hereto of such interest shall be capitalized, in arrears, and
     -------------
     added to the principal amount of the Note by Lender, on behalf of the Borrowers, on the first day of each calendar month, thereby increasing the principal amount of the Note. The Lender may also evidence such increase by noting the date and amount of each such addition on a schedule to the Note. Interest accruing during the Capitalized Interest Period in excess of the maximum aggregate amount of Capitalized Interest set forth on Schedule 2.02
                                                                   -------------
     hereto shall be paid by the Borrowers monthly in arrears, on the first day of each calendar month, commencing on the first day of the month after the month in which such limit is exceeded.

          (c) Interest Payments.  After the expiration of the Capitalized
              -----------------
     Interest Period for an Advance, interest shall continue to accrue on the principal amount of such Advance under a Note (together with Capitalized Interest) at the Interest Rate and shall be payable, in arrears, on each Interest Payment Date.

          (d) Principal Payments.  On the Conversion Date for each Advance, the
              ------------------
     principal amount of such Advance (including Capitalized Interest) shall be payable in installments in accordance with the Payment Schedule set forth on Schedule 2.02 hereto, plus accrued interest, commencing on the Initial
        -------------
     Payment Date and on each Payment Date there after until the Maturity Date. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount of the Note and any other principal and interest amounts outstanding will be added to the final payment on the Maturity Date. In any event, the entire outstanding principal amount of the Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Maturity Date.

          (e) Late Payments and Default Rate. Notwithstanding the foregoing, if
              ------------------------------
     the applicable Borrowers shall fail to pay within ten (10) days after the due date any principal amount or interest or other amount payable under this Agreement or under a Note, the applicable Borrowers shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at the Default Rate (instead of the Interest Rate), from the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under
     Section 9.01 hereof.  In addition, but without duplication, upon the
     ------------
     occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is waived in writing by Lender.

          (f) Excess Interest.  Notwithstanding any provision of a Note, this
              ---------------
     Agreement or any other Loan Document to the contrary, it is the intent of Lender and the Borrowers that Lender or any subsequent holder of either of the Notes shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, as amended or enacted from time to time. In the event Lender, or any subsequent holder of a Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such, or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be applied to any other outstanding indebtedness of the applicable Borrowers due to Lender, and if none is outstanding, shall be paid to the applicable Borrowers. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Borrowers and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, Lender or any subsequent holder of any Note shall refund to the applicable Borrowers the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     2.03.  Procedures for Borrowing.
            ------------------------

          (a) Timing of Advances.  Advances shall not be made more than once per
              ------------------
     calendar month, and all Advances in any calendar month shall be made on the same Borrowing Date. Each Advance (other than the last Advance) shall be in an aggregate principal amount of not less than $250,000. No amounts may be borrowed hereunder on or after the Financing Termination Date. Lender is hereby authorized to retain from each Advance all amounts of Lender's Expenses accrued and unpaid by Borrowers, for which invoices have been sent to Borrowers at least two (2) Business Days before such Advance. In any event, all outstanding legal fees, charges and expenses not paid by Borrowers prior to any Borrowing Date shall be paid before any Advance is made or concurrently with such Advance.

          (b) Borrowing Certificates.  To request an Advance hereunder, BNH, and
              ----------------------
     if the proceeds of an Advance are to be used to finance or refinance Collateral or the construction, buildout and equipping of a Co-Location Site to be owned or used by a Borrower other than BNH, such other Borrower, shall send to Lender, at least ten (10) Business Days prior to the requested Borrowing Date, a completed Borrowing Certificate, along with invoices and such other supporting documentation as Lender may reasonably request. Lender is hereby authorized upon notice to the BNH to add to any Borrowing Certificate all amounts payable by Borrowers to Lender in respect of legal fees, charges and expenses arising or incurred by Lender, to the extent such fees, charges and expenses have then been incurred or charged and may be paid from proceeds of the Loans.

          (c) Transmission of Advances.  Advances shall be made by wire transfer
              ------------------------
     to the account(s) specified in the applicable Borrowing Certificate, except that (i) proceeds of the Loans may be transmitted, at Lender's option, directly to an NTI or Vendor account for payment of any unpaid NTI or Vendor invoices, and (ii) Advances shall be made to a Borrower only to the extent the Borrower provides Lender with satisfactory evidence that the amount of such Advance has been paid to NTI or the Vendor. No further authorization shall be necessary for any such direct disbursements, and each such Advance shall satisfy pro tanto the obligations of Lender under
                                     --- -----
     this Agreement.

          (d) Borrowing Dates.  Advances shall be made by Lender on the
              ---------------
     Borrowing Date specified in the applicable Borrowing Certificate if all conditions for such Advance have been satisfied, or on such later Business Date as all conditions for such Advance shall have been satisfied, as determined by Lender.

          (e) Advances After Default.  At its option, after the occurrence and
              ----------------------
     continuance of a Default, Lender may but shall not be obligated to make advances of portions of the Loans to any Person (including without limitation NTI and any Vendor, suppliers, sub-contractors and materialmen) to whom Lender in good faith determines payment is due with respect to the Equipment, and any proceeds so disbursed by Lender shall be deemed disbursed as of the date on which the Person to whom payment is made receives the same. No further authorization from a Borrower shall be necessary to warrant such direct advances, and the execution of this Loan Agreement by a Borrower shall, and hereby does, constitute an irrevocable authorization and power of attorney so to advance proceeds hereunder. All such Advances shall satisfy pro tanto the obligations of
                                                    --- -----
Lender hereunder and shall be secured by the Security Documents as fully as if made directly to the Borrower.

     2.04.  Prepayments.
            -----------

            (a) Voluntary Prepayments.  Borrowers may, at their option, at any
                ---------------------
     time after the first (1/st/) anniversary of the date of the applicable Advance) and from time to time thereafter, prepay such Advance in whole or in part, upon at least thirty (30) days prior written notice to Lender specifying the date and amount of prepayment, in a minimum amount of $50,000, plus the premium described below, and all accrued but unpaid interest thereon. Such notice shall be irrevocable and the principal amount specified in such notice shall be due and payable on the date specified together with accrued interest on the amount prepaid. Any such prepayment shall be subject to a prepayment premium equal to a percentage of the amount prepaid as follows: three percent (3%) if the prepayment is made after the first (1/st/) but before the second (2/nd/) anniversary of the date of the applicable Advance (or portion thereof) being prepaid; two percent (2%) if the prepayment is made after the second (2/nd/) but before the third (3/rd/) anniversary of the date of the applicable Advance (or portion thereof) being prepaid; one percent (1%) if the prepayment is made after the third (3/rd/) but before the fourth (4/th/) anniversary of the date of the applicable Advance (or portion thereof) being prepaid; and without a premium if the prepayment is made after the third (3/rd/) but before the fourth (4/th/) anniversary of the date of the applicable Advance (or portion thereof) being prepaid. Amounts prepaid may not be reborrowed and shall be applied as provided in Section 2.04(c). Mandatory Prepayments,
                                         ---------------
     excess interest payments under Section 2.02(g), or prepayments made from
                                    ---------------
     insurance proceeds pursuant to Section 6.03 or with any condemnation
                                    ------------
     proceeds shall not be subject to a prepayment premium. No voluntary prepayments shall be permitted prior to the Initial Payment Date.

            (b) Mandatory Prepayment.  Upon Lender's demand, Borrowers shall
                --------------------
     immediately prepay the Loans in full, including all principal, accrued interest, and expenses ("Mandatory Prepayments") , all of which shall be
                              ---------------------
     made upon Lender's demand and shall not be subject to any prepayment premium:

                (i) If, prior to the completion of the installation of the subject Equipment for which an Advance has been made, the Borrowers fail to satisfy its purchase obligations under the related Purchase Agreement or terminate the related Purchase Agreement, at Lender's option Borrower shall prepay the Loans in full, including all principal, accrued interest, and expenses, within five (5) Business Days of Lender's demand.

                (ii) If (i) the percentage of the aggregate amount of all
            Advances made hereunder to finance the purchase of NTI Equipment and services under the NTI Purchase Agreement, as of the Financing Termination Date, is less than sixty percent

            (60%) of the total amount of Advances made hereunder (excluding Capitalized Interest) of (ii) the percentage of the aggregate amount of all Advances made hereunder to finance the buildout, construction and equipping of Co-Location Sites ever exceeds eighteen and ten one hundredths percent (18.10%) of the aggregate of the principal amount of all Advances made hereunder (excluding Capitalized Interest), then Borrower shall pay to Lender sufficient amounts to reduce the outstanding principal amount of the Note to a principal amount (excluding Capitalized Interest) necessary so as to comply with
            Section 2.01. Any such Mandatory Prepayments under this Section
            ------------                                            -------
            2.04(b)(ii) shall be deemed to be applied first to pay the amounts
            -----------
            of Advances made for purposes other than the purchase of NTI Equipment, and shall otherwise be applied as set forth in Section
                                                                      -------
            2.04(c) hereof.
            -------

            (c) Application of Prepayments. Any prepayments shall be applied
                --------------------------
     first to Capitalized Interest, if any, then to interest, then to premium, then to expenses, and then to the installments of principal in reverse chronological order.

     2.05.  Computation of Interest.  Interest shall be calculated daily on the
            -----------------------
basis of a 360-day year for the actual days elapsed in the period during which it accrues.

     2.06.  Payments.  All payments and prepayments to be made in respect of
            --------
principal, interest, prepayment premiums or other amounts due from a Borrower hereunder or under a Note shall be payable on or before 1:00 p.m., Nashville time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such payments shall be made to Lender at Lender's office at 501 Corporate Centre Drive, Franklin, Tennessee 37067, or such other location specified in writing by Lender, in immediately available funds, without setoff, recoupment, counterclaims or any other deduction of any nature.

     2.07.  Indemnity.  Borrowers hereby, jointly and severally, indemnify
            ---------
Lender against any losses, claims, penalties, expenses, actions, suits, obligations, liabilities and Liens (and all costs and expenses, including reasonable attorneys' fees incurred in connection therewith), that Lender has sustained or incurred or may sustain or incur in connection with any of the Collateral, or the enforcement, performance or administration of the Loan Documents, or as a consequence of any default by a Borrower in the performance or observance of any covenant or condition contained in this Agreement or the Loan Documents, including without limitation, the breach of any representation or warranty, any failure of a Borrower to pay when due (by acceleration or otherwise) any principal, interest, fee or any other amount due hereunder or under a Note, and any failure of a Borrower to comply with all applicable Requirements of Law (collectively, "Claims") except to the extent of any Claims
                                    ------
caused solely by Lender's gross negligence or willful misconduct. Borrowers' obligations under this Section 2.07 shall be part of the Obligations and shall
                       ------------
be secured by the Collateral. Borrowers agree that upon written notice by Lender of the assertion of any Claims, Borrowers shall, at Lender's option, either assume full responsibility for, or reimburse Lender for the reasonable costs and expenses of, the defense thereof. Lender shall have no liability for consequential or incidental damages of any nature. The provisions of this Section 2.07 shall survive the termination of this Agreement and payment
        ------------
of the Obligations.

     2.08.  Use of Proceeds.  The proceeds of the Advances hereunder shall be
            ---------------
used by a Borrower only for the purposes and in the amounts described in Section
                                                                         -------
2.01 hereof, and no amounts repaid may be reborrowed.
----

     2.09.  Fees.  Borrowers shall pay Lender the fees described on Schedule
            ----                                                    --------
2.09 hereto in connection with this Agreement.
----

     2.10.  Lender's Expenses.  Borrowers agree, jointly and severally, (a) to
            -----------------
pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred or arising in connection with the negotiation, review, preparation and execution of this Agreement, the Loan Documents, any commitment or proposal letter, or any amendment, supplement, waiver, modification to, or restructuring of this Agreement, the Obligations or the other Loan Documents, including, without limitation, reasonable and customary legal fees and disbursements, expenses, document charges and other charges and expenses of Lender, (b) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred in connection with the administration of the Loans or the enforcement, protection or preservation of any rights under or in connection with this Agreement or any other Loan Documents, including, without limitation, reasonable legal fees and disbursements, audit fees and charges, and all out-of-pocket expenses, and (c) to pay, indemnify, and to hold Lender harmless from, any and all recording and filing fees and taxes and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes (excluding income and franchise taxes and taxes of similar nature), if any, which may be payable or determined to be payable in connection with the execution and delivery or recordation or filing of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents subject to Schedule 2.09. All of the amounts described as
                                -------------
payable in this Section are referred to collectively as the "Lender's Expenses",
                                                             -----------------
shall be payable upon Lender's demand, and shall accrue interest at the Interest Rate in effect when such demand is made from fifteen (15) days after the date of demand until paid in full. All Lender's Expenses, and interest thereon, shall be part of the Obligations and shall be secured by the Collateral. The agreements in this Section 2.10 shall survive repayment of the Obligations. All Lender's
        ------------
Expenses that are outstanding on any Borrowing Date shall be paid before or with such advance. If Borrowers have not paid to Lender the amount of all Lender's Expenses billed to Borrowers at least five (5) Business Days before such Borrowing Date, Lender shall be authorized to retain from any Advance on such Borrowing Date the amount of such Lender's Expenses that remain unpaid or delay funding such requested Advance until the payment of such amounts. Borrowers' obligation to pay Lender's Expenses shall not be limited by any limitation on the amount of the Commitment that may be designated as available for such purposes, and any amounts so designated shall be used to pay Lender's Expenses accrued at the time of any Advance before any of Borrowers' legal fees or similar expenses.

     2.11 Joint and Several Liability; Additional Subsidiaries. All Borrowers
          ----------------------------------------------------
shall be jointly and severally liable with all other Borrowers for all other Obligations hereunder. The undersigned Borrowers acknowledge and agree that:
(i) future Subsidiaries of BNH are required to become additional Borrowers under the Agreement without the consent of any other Borrower by execution by such Subsidiary of a copy of Annex A attached as Schedule 2.11 to this Agreement;
                                            -------------
(ii) Lender is willing to extend certain credit to the undersigned Borrowers, subject to the terms and conditions set forth in the Agreement, including the condition that the undersigned Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by BNH and any other Borrower to Lender under the Agreement; (iii) without this condition of joint and several liability, Lender would not be willing to extend credit to any Borrower; and
(iv) the undersigned Borrowers and other Subsidiaries of BNH which may become additional Borrowers under the Agreement are (or will be) related entities, and the undersigned Borrowers expect to increase their respective businesses, and to benefit directly and indirectly, through the use of the equipment to be acquired by it and the other Borrowers with the proceeds of the loans to be made pursuant to the Agreement. BNH shall cause each Person that becomes a Subsidiary of BNH after the date of this Agreement to become a Borrower hereunder by executing a copy of Annex A attached as Schedule 2.11 to this Agreement and provide the
                            -------------
information required to be set forth in Schedule 2.11(b) hereto, and if required
                                        ----------------
by Lender cause the delivery of an opinion of legal counsel to BNH and such additional Subsidiary dated the date of the execution of the Annex A in form and substance satisfactory to Lender and such other documents as the Lender may request, including but not limited to a certificate of a responsible officer of such additional Subsidiary as to the authority of such additional Subsidiary to execute, deliver and perform this Agreement and the applicable Note and as to the incumbency and signature of the officer or officers signing the Borrowing Certificate and the applicable Note.

     2.12 Taxes.  (a)  Any and all payments by any Borrower hereunder or under a
          -----
Note executed by such Borrower shall be made, in accordance with Section 2.12,
                                                                 ------------
free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of Lender, taxes that are imposed on its
                 ---------
net income by the United States or any state thereof and taxes that are imposed on its net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If any
                                                               -----
Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note executed by such Borrower to Lender, (i) the sum payable by such Borrower shall be increased as may be necessary so that, after such Borrower and Lender have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12),
                                                            ------------
Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make all such deductions, and
(iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Note executed by such Borrower or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the Note executed by such Borrower (hereinafter referred to as "Other Taxes").
                             -----------

     (c) Each Borrower shall jointly and severally indemnify Lender for and hold it harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this section imposed on or paid by Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date Lender makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to Lender, at its address referred to above, the original or a certified copy of a receipt evidencing such payment.

     (e) In the event that Lender determines in its reasonable discretion, that it has actually and finally realized a refund of or credit for taxes withheld or paid pursuant to this section, which credit or refund is identifiable by Lender as being a result of taxes withheld in connection with sums payable hereunder or under any other Loan Document, Lender shall promptly notify such Borrower and shall remit to such Borrower, the amount of such refund or credit allocable to payments made hereunder or under the other Loan Documents; provided, however, that in the event of any subsequent disallowance
           --------  -------
of any such refund or credit on account of which Lender has made a payment pursuant to this paragraph, the amount so disallowed shall be deemed to be a Tax (notwithstanding any exclusions in the definition of "Taxes") for which Lender
                                                      -----
shall be entitled to indemnification under of this section, but only to the extent of any payment by such Lender pursuant to this paragraph.


                 ARTICLE 3: COLLATERAL AND SECURITY AGREEMENT
                 --------------------------------------------

     3.01.  Grant of Security Interest. As security for the Obligations, in the
            --------------------------
case of the Domestic Borrowers, and for the Foreign Borrower Obligations in the case of the Foreign Borrowers, each Borrower (as debtor) hereby assigns to Lender as collateral, and grants to Lender (as secured party) a continuing security interest in and to, all of Borrower's right, title and interest in and to the following kinds and types of property, whether now owned or hereafter acquired or arising, wherever located, together with all substitutions therefor and all accessions, replacements and renewals thereof, and in all proceeds and products thereof (collectively, the "Collateral"):
                                     ----------

            (a) All NTI Equipment financed or refinanced with proceeds of an Advance and all Vendor Equipment financed or refinanced with proceeds of an Advance, and in each case any and all additions, substitutions, and replacements to or of any of the foregoing, together with all attachments thereto (other than attachments
     (i) not financed or refinanced with proceeds of an Advance or which are not required to be attached thereto by the terms of this Loan Agreement, and
     (ii) which are not an integral part of the Collateral, and are severable from the Collateral without damaging the functionality or value of the remaining Collateral), and all components, parts, improvements, upgrades, and accessions installed thereon or affixed thereto, including installation services provided by NTI or any other Vendor in connection therewith (collectively, "Equipment") and each Borrower's rights under each NTI
                     ---------
     Purchase Agreement and each Vendor Purchase Agreement relating to such Equipment;

            (b) All general intangibles and intangible property (including all contracts and contract rights) constituting part of, or provided by or through NTI or any Vendor in connection with, the Equipment that are necessary for the proper operation of the Equipment, including without limitation licenses, license rights, rights in intellectual property, Software, Software Licenses, computer programming (including source codes, object codes and all other embodiments of computer programming or information), insurance proceeds and amounts due under insurance policies, refunds, warranties and indemnification rights, and all amounts owed at any time to each Borrower by Lender or NTI or by a Vendor in connection with a Vendor Purchase Agreement relating to Equipment (collectively, "General
                                                                     -------
     Intangibles"); and
     -----------

            (c) All proceeds and products of any of the foregoing, including without limitation (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to each Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to each Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), and
     (iii) any and all cash proceeds and non-cash proceeds in the form of equipment, inventory, contracts, accounts, general intangibles, chattel paper, documents, instruments, securities, or other proceeds (collectively, "Proceeds").
      --------

     3.02.  Priority of Security Interests. The security interests granted by
            ------------------------------
each Borrower to Lender are and shall be continuing and indefeasible first-priority security interests in the Collateral, subject to no Liens except for Liens permitted under Section 8.01 hereof.
                      ------------

     3.03.  Further Documentation; Pledge of Instruments.  At any time and from
            --------------------------------------------
time to time, upon the written request of Lender, and at the sole expense of the applicable Borrowers, each Borrower shall promptly execute, deliver and record any documents, instruments, agreements and amendments, and take all such further action, as Lender may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing statements or amendments under the UCC. Each Borrower also hereby authorizes Lender to file any such financing statement or amendment thereto, without the signature of Borrower, or with a copy or telecopy of the Borrower's signature, to the extent permitted by applicable law, or to execute any financing statement or amendment thereof on behalf of the Borrower as the Borrower's attorney-in-fact. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument or any certificated securities, such note, instrument or certificate shall be immediately pledged and delivered to Lender hereunder, duly endorsed in a manner satisfactory to Lender.

     3.04.  Further Identification of Collateral.  Each Borrower shall furnish
            ------------------------------------
to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

     3.05.  Remedies.  Lender shall have all the rights and remedies of a
            --------
secured party under the UCC, and shall be entitled to exercise any and all remedies available under Article 9 hereof or otherwise available at law or in
                         ---------
equity upon the occurrence of an Event of Default.

     3.06.  Standard of Care.  Lender shall be deemed to have exercised
            ----------------
reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any Borrower requests in writing, but Lender's failure to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by a Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     3.07.  Advances to Protect Collateral. All insurance expense and all
            ------------------------------
expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including, without limitation, all rent payable by the Borrowers to any landlord of any premises where any of the Collateral may be located), and, any and all taxes shall be borne and paid by the Borrowers. Lender may (but shall not be obligated to) make advances to preserve, protect or obtain any of the Collateral, including advances to cure defaults under any lease agreements for Sites or advances to pay taxes, insurance and the like, and all such advances shall become part of the Obligations owing to Lender hereunder and shall be payable to Lender on demand, with interest thereon from the date of such advance until paid at the Default Rate in effect on the date of such advance.

     3.08.  License to Use.  Lender is hereby granted a license or other right
            --------------
to use, after the occurrence of an Event of Default, without charge, in advertising for the sole purpose of the sale and selling any Collateral, each Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any tangible or intangible property or rights of a similar nature, as it pertains to the Collateral, and each Borrower's rights under all licenses and franchise agreements with respect to the Collateral shall inure to Lender's benefit.

     3.09.  Collateral Assignment of NTI Purchase Agreement.  (a) On the Closing
            -----------------------------------------------
Date, the Borrowers shall assign to the Lender, as additional collateral security, all of the Borrowers' right, title and interest in and to the NTI Purchase Agreement pursuant to the form of Collateral Assignment of Purchase Agreement attached as Exhibit I to this Agreement and shall obtain the consent
                      ---------
of NTI to that assignment pursuant to the form of Consent to Collateral Assignment of Purchase Agreement attached as Exhibit J to this Agreement. The
                                             ---------
Borrowers shall make future collateral assignments to the Lender of any additional purchase agreements subsequently entered into with NTI and shall deliver consents to the Lender from NTI for those subsequent assignments within 10 business days after the effective date of each subsequent purchase agreement using substantially the same forms as attached as exhibits to this Agreement.

     (b) The Borrowers shall make collateral assignments to the Lender of each "co-locate" agreement, arrangement or other understanding or right relating to or providing for the use by a Borrower of a Co-Location Site at which Collateral is located or with respect to which Advances hereunder have financed or refinanced the construction, buildout or equipping thereof; provided,
                                                               --------
however, such collateral assignments shall expressly provide that such
-------
agreements shall be enforceable only to the extent that such co-location agreements do not prohibit such assignment to be effected except upon the consent of the counter-party to such agreement and the execution of such collateral assignment would not constitute a breach (or an event that, upon notice or the passage of time, or both, would constitute a breach) of such co-location agreement.

     3.10   Priority of Security Interests and Liens on Equipment Outside United
            --------------------------------------------------------------------
States.  As a condition to any Advance by Lender to a Borrower to finance the
------
acquisition of NTI Equipment to be located outside the United States, such Borrower shall (i) deliver a list identifying all NTI Equipment and specifying where in such country such NTI Equipment will be located, (ii) at the sole expense of such Borrower, execute, deliver and record any documents, instruments, agreements and amendments, and take all such further action as Lender may reasonably deem desirable, to grant and perfect a security interest and/or lien on the Collateral in favor of Lender under the laws of such country where such NTI Equipment will be located, which security interest and/or lien will be enforceable against the Borrower and third parties in accordance with its terms, and subject to no other liens or security interest other than Permitted Encumbrances, and (iii) deliver an opinion of counsel in favor of Lender, in form and substance to the reasonable satisfaction of the Lender, confirming that (x) all steps have been taken to grant and perfect the security interest and/or lien in such Collateral in favor of Lender which is enforceable against the Borrower and third parties in accordance with its terms, subject to no other liens or security interests, and (y) compliance with all regulatory requirements in such jurisdiction for the installation and operation of the Collateral in such jurisdiction and the right of Lender to exercise foreclosure or repossession remedies without the necessity of regulatory approval or licensing.

                   ARTICLE 4: REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     Each Borrower hereby represents and warrants to Lender as follows:

     4.01.  Organization and Qualification. BNH and each of its Subsidiaries is
            ------------------------------
duly organized, validly existing and in good standing as a corporation under the laws of its state of organization. BNH and each of its Subsidiaries is duly qualified to do business and in good standing in each jurisdiction in which the failure to receive or retain such qualification would have a Material Adverse Effect.

     4.02.  Authority and Authorization.  BNH and each of its Subsidiaries has
            ---------------------------
all requisite corporate right, power, authority and legal right to execute and deliver and perform its obligations under this Agreement, to make the borrowings provided for herein, and to execute and deliver and to perform its obligations under each Note. BNH's and each Subsidiary's execution, delivery and performance of the Basic Agreements have been duly and validly authorized by all necessary corporate proceedings on the part of BNH and each Subsidiary.

     4.03.  Execution and Binding Effect.  This Agreement, each Note, and all
            ----------------------------
other Basic Agreements have been or will be duly and validly executed and delivered by BNH and each of its Subsidiaries, and constitute or, when executed and delivered will constitute, the legal, valid and binding obligations of BNH and each of its Subsidiaries enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights generally.

     4.04.  Governmental Authorizations.  Except for the consents identified on
            ---------------------------
Schedule 4.04 hereto (the "Required Consents"), no authorization, consent,
-------------              -----------------
approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority (other than (i) the filing of financing statements and continuation statements and (ii) those that have otherwise been obtained or made on or prior to the Initial Borrowing Date and which remain in full force and effect on the Initial Borrowing Date) is or will be necessary in connection with execution and delivery of this Agreement either, of the Notes, or any other Loan Documents by BNH and each of its Subsidiaries, consummation of the transactions herein or therein contemplated, performance of or compliance by BNH and each of its Subsidiaries with the terms and conditions hereof or thereof or the legality, validity and enforceability hereof or thereof.

     4.05.  Regulatory Authorizations.  BNH and each of its Subsidiaries holds
            -------------------------
all authorizations, permits and licenses required by the FCC or the PUC or any Communications Law for the construction and operation of the System, and all such Regulatory Authorizations are in full force and effect, are subject to no further administrative or judicial review and are therefore final, except to the extent described in Schedule 4.05. With respect to the Regulatory
                    -------------
Authorizations listed in Schedule 6.02, the Borrower will use its best efforts
                         -------------
to obtain those regulatory consents in the most expedient manner possible, but in any event prior to the first anniversary of the Initial Borrowing

Date. Lender will not by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents, be subject to the regulation or control of either the FCC or the PUC. The Regulatory Authorizations are described on Schedule 4.05.
                                           -------------

     4.06.  Material Agreement; Absence of Conflicts.  The execution and
            ----------------------------------------
delivery of this Agreement, each Note, and the other Loan Documents; the consummation of the transactions herein or therein contemplated; and the performance of or compliance with the terms and conditions hereof or thereof by BNH and each of its Subsidiaries will not (a) materially violate any applicable Law; (b) conflict with or result in a material breach of or a default under the Organizational Documents of BNH and each of its Subsidiaries or any agreement or instrument to which BNH or any of its Subsidiaries is a party or by which BNH, any of its Subsidiaries, or their properties are bound; or (c) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of BNH or any of its Subsidiaries except as otherwise contemplated by this Agreement.

     4.07.  No Restrictions.  BNH and each of its Subsidiaries is not a party or
            ---------------
subject to any contract, agreement, or restriction in its Organizational Documents that materially and adversely affects its business or the use or ownership of any of its properties or operation of its business. BNH and each of its Subsidiaries is not a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on
Schedule 4.07, none of which prohibit BNH's or any of its Subsidiaries'
-------------
execution of or compliance with this Agreement. BNH and each of its Subsidiaries has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien that is not a Permitted Encumbrance.

     4.08.  Financial Statements.  BNH has furnished to Lender the most recent
            --------------------
annual or quarterly financial statements of BNH, certified by a Responsible Officer of BNH, including balance sheets and related statements of income and retained earnings and changes in financial position, as described on Schedule
                                                                     --------
4.08 hereof.  Such financial statements (including the notes thereto) present
----
fairly the financial condition of BNH on a consolidated basis as of the end of such fiscal period and the results of its operations and the changes in its financial position for the fiscal period then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period. Any projections and pro forma financial statements delivered by BNH to Lender were prepared in good faith, based on reasonable assumptions, including without limitation, the cost of capital.

     4.09.  Financial Accounting Practices.  BNH and each of its Subsidiaries
            ------------------------------
has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect its respective transactions and dispositions of its assets, and BNH and each of its Subsidiaries shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.10.  Accurate and Complete Disclosure.  No representation or warranty
            --------------------------------
made by any Borrower under this Agreement and no statement made by any Borrower in any financial statement, certificate, report, exhibit or document furnished by the Borrower to Lender pursuant to or in connection with this Agreement (including without limitation any filings with the Securities Exchange Commission, the FCC or the PUC) is or was false or misleading as of the date made in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading). There are no facts that evidence or create a Material Adverse Effect, or, so far as any Borrower can now foresee, will evidence or create a Material Adverse Effect, which has not been set forth in the financial statements referred to in
Section 4.08 hereof or otherwise disclosed in writing to Lender prior to the
------------
First Borrowing Date.

     4.11.  No Event of Default; Compliance with Material Agreements.  No event
            --------------------------------------------------------
has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default after giving effect to the Advance to be made on the First Borrowing Date. As of the date hereof, BNH and each of its Subsidiaries is not in violation of any term of its material agreements or instruments to which it is a party or by which it or its properties is bound.

     4.12.  Litigation.  Except as set forth in Schedule 4.12, there is no
            ----------                          -------------
pending action, suit or threatened proceeding by or before any Governmental Authority against or affecting BNH, any of its Subsidiaries, or any of their properties, rights or licenses which if adversely decided would have a Material Adverse Effect.

     4.13.  Rights to Property; Intellectual Property.  BNH and each of its
            -----------------------------------------
Subsidiaries, as applicable, has good and marketable title, subject only to the Permitted Encumbrances, to the Collateral and to all personal and real property purported to be owned by it as reflected in the most recent balance sheet referred to in Section 4.08 hereof (except as sold or otherwise disposed of in
               ------------
the ordinary course of business as no longer used or useful in the conduct of the business). BNH and each of its Subsidiaries, as applicable, owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and software licenses necessary for the operation of its business, free from burdensome restrictions.

     4.14.  Financial Condition.  BNH's financial condition is accurately
            -------------------
described in the Certificate of Financial Condition executed by BNH pursuant hereto.

     4.15.  Taxes.  BNH's federal tax identification number is set forth on
            -----
Schedule 1 hereto. All tax returns required to be filed by BNH have been
----------
properly prepared, executed and filed, and all material taxes, assessments, fees and other governmental charges upon BNH, each of its Subsidiaries, or upon any of their respective properties, incomes, sales or franchises which are shown to be due and payable thereon have been paid, other than taxes or assessments the validity or amount of which BNH or any of its Subsidiaries is contesting in good faith. The reserves and provisions for taxes on the books of BNH and each of its Subsidiaries are adequate for all open years and for its current fiscal period.

     4.16.  No Material Adverse Change.  Since the date of the financial
            --------------------------
statements referenced in Section 4.08, there has been no Material Adverse
                         ------------
Change.

     4.17.  No Regulatory Event.  No Regulatory Event has occurred and is
            -------------------
continuing.

     4.18.  Trade Relations.  There exists no actual or threatened termination,
            ---------------
cancellation or limitation of, or any modification or change in, the business relationship between BNH or any of its Subsidiaries and any Carrier, any labor organizations, any customer or any group thereof whose agreements with BNH or any of its Subsidiaries or use of the System individually or in the aggregate are material to the business of BNH and its Subsidiaries, or with any material Supplier, and there exists no present condition or state of facts or circumstances which would have a Material Adverse Effect or prevent BNH and each of the Subsidiaries from conducting its business after the consummation of the transaction contemplated by this Agreement.

     4.19.  No Brokerage Fees.  No brokerage or other fee, commission or
            -----------------
compensation is to be paid by BNH or any of its Subsidiaries to any Person in connection with the Loans to be made hereunder. Each Borrower hereby indemnifies Lender against any claims brought against Lender for brokerage fees or commissions of any Person based on an agreement with BNH or any of its Subsidiaries and agrees to pay all expenses incurred by Lender in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

     4.20.  Margin Stock; Regulation U.  BNH or any of its Subsidiaries is not
            --------------------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. The making of the Advances and the use of the proceeds thereof will not violate Regulations G, U or X of the Board of Governors of the Federal Reserve System.

     4.21.  Investment Company; Public Utility Holding Company.  BNH or any of
            --------------------------------------------------
its Subsidiaries is not an "investment company" or a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.22.  Personal Holding Company; Subchapter S.  BNH is not a "personal
            --------------------------------------
holding company" as defined in Section 542 of the Code, and BNH is not a "Subchapter S" corporation within the meaning of the Code.

     4.23.  ERISA. (i) With respect to any Plan, there is no Reportable Event
            -----
currently under consideration by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan, (ii) no Plan has been terminated, (iii) no trustee has been appointed by any United States District Court to administer any Plan, (iv) the PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee to administer any such Plan, (v) neither BNH nor any Affiliate has withdrawn, completely or partially, from any Plan and (vi) neither BNH nor any Affiliate has incurred secondary liability for withdrawal liability payments under any Plan.

     4.24.  Environmental Warranties.  BNH and each of its Subsidiaries is in
            ------------------------
compliance with all Environmental Laws applicable to BNH, each of its Subsidiaries, or its business or to the real or personal property owned, leased or operated by BNH and each of its Subsidiaries. BNH and each of its Subsidiaries has not received notice of, and is not aware of, any violations or alleged violations, or any liability or asserted liability, under any such Environmental Laws, with respect to BNH, any of its Subsidiaries, or their business or properties.

     4.25.  Security Interests. The provisions of Article 3 hereof are effective
            ------------------                    ---------
to create in favor of Lender a legal, valid and enforceable Lien on or security interest in all of the Collateral, and, when the recordings and filings described on Schedule 4.25 hereto have been effected in the public offices
             -------------
listed on said Schedule 4.25, this Agreement will create a perfected first-
               -------------
priority security interest in all right, title, estate and interest of BNH and each of its Subsidiaries in the Collateral, and subject to no other Liens except for Permitted Encumbrances. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral will have been duly taken prior to the First Borrowing Date. The recordings and filings shown on said Schedule 4.25 are all the actions necessary or advisable in order to
        -------------
establish, protect and perfect the interest of Lender in the Collateral.

     4.26.  Place of Business.  The chief executive offices of BNH and each of
            -----------------
its Subsidiaries which are Borrowers are identified on Schedule 4.26 hereto.
                                                       -------------
BNH and each of its Subsidiaries' principal place of business in the state(s) where the Equipment is located is identified on Schedule 4.26 hereto. BNH's and
                                                -------------
each of its Subsidiaries' records concerning the Collateral are kept at one or both of these addresses.

     4.27.  Location of Collateral.  The Collateral is and will be kept at the
            ----------------------
locations identified on Schedule 4.26 hereto, or for subsequently acquired
                        -------------
Equipment, on the Borrowing Certificate pursuant to which Advances financing such Equipment are made, or such other locations as may be permitted under
Section 8.12.
------------

     4.28.  Clear Title To Collateral.  Subject to Article 5 of the NTI Purchase
            -------------------------
Agreement, BNH or each of its Subsidiaries, as applicable, is the sole owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens, claims, or rights of others, except for the security interest granted herein to Lender and the other Permitted Encumbrances.

     4.29.  Assumed Names.  Except as set forth on Schedule 4.29 hereto, BNH or
            -------------                          -------------
any of its Subsidiaries does not conduct business under any assumed names or trade names, and has not conducted business under any other names, or any assumed names or trade names, at any time during the six months immediately prior to the date hereof.

     4.30.  Transactions with Affiliates.  No Affiliate and no officer or
            ----------------------------
director of BNH or any of its Subsidiaries or any individual related by blood, marriage, adoption or otherwise to any such officer or director, or any Person in which any such officer, director or individual related thereto owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with BNH or any of its Subsidiaries or has any material interest in any material property used by BNH or any of its Subsidiaries, except as set forth on Schedule 4.30 hereto.
         -------------

     4.31.  NTI Purchase Agreement.  The NTI Purchase Agreement for NTI
            ----------------------
Equipment already acquired has been duly executed and delivered by Community Networks, Inc., and NTI, is in full force and effect, and a true, correct and complete copy thereof (including all annexes, attachments and amendments thereto) has been delivered to Lender, and there are no other side letters, waivers or other agreements affecting the terms thereof.


                        ARTICLE 5: CONDITIONS OF CLOSING
                        --------------------------------

     On or before the Closing Date, the following conditions shall have been satisfied:

     5.01.  Closing Certificates. A certificate of the applicable Borrowers
            --------------------
signed by a duly authorized Responsible Officer, certifying as to (i) true copies of Organizational Documents of each Borrower in effect on such date; (ii) true copies of all corporate action taken by each Borrower relative to this Agreement, each Note, and the other Loan Documents; (iii) the names, true signatures and incumbency of the Responsible Officers of each Borrower authorized to execute and deliver this Agreement, each Note, and the other Loan Documents; (iv) a Certificate of Good Standing (or equivalent certificate) for each Borrower duly issued by the Secretary of State of each state in which such Borrower currently does business; and (v) such other matters as Lender shall reasonably request.

     5.02.  Opinions of Counsel.  Lender shall have received the following
            -------------------
opinions, all dated as of the Closing Date and in form and substance satisfactory to Lender:

            (a) A written opinion of counsel to each Borrower, substantially in the form of Exhibit C hereto;
                 ---------

            (b) A written opinion of regulatory counsel for each Borrower, substantially in the form of Exhibit D hereto; and
                                  ---------

     5.03.  Closing Documents. Lender shall have received the following
            -----------------
documents, all in form and substance satisfactory to Lender:

            (a) Agreement.  This Agreement, duly executed by each Borrower;
                ---------

            (b) Notes.  Each Note, duly executed by the applicable Borrowers;
                -----

            (c) Financing Statements.  All UCC-1 financing statements
                --------------------
     necessary to perfect the Liens granted hereby, each duly executed by the applicable Borrowers, and duly recorded in all the offices identified on
     Schedule 4.25 hereto;
     -------------

            (d) Collateral Assignment of Purchase Agreement.  The Collateral
                -------------------------------------------
     Assignment of Purchase Agreement, duly executed by the applicable Borrowers, and the Consent to Collateral Assignment of Purchase Agreement, duly executed by NTI;

            (e) Insurance.  Policies and certificates of insurance required by
                ---------
     Section 7.07, accompanied by evidence of the payment of the premiums
     ------------
     therefor;

            (f) Financial Statements.  The financial statements described in
                --------------------
     Section 4.08 hereof;
     ------------

            (g) Balance Sheet.  A balance sheet of BNH, dated as of the end of
                -------------
     month preceding the Closing Date, certified by a Responsible Officer as fairly presenting the financial condition of BNH.

            (h) Certificate of Financial Condition. A Certificate of Financial
                ----------------------------------
     Condition, duly executed by a Responsible Officer of BNH.

            (i) Pre-Closing Lien Searches.  Lien searches from all jurisdictions
                -------------------------
     reasonably determined by Lender to be appropriate, effective as of a date reasonably close to the Closing Date, reflecting no other Liens (other than Permitted Encumbrances) on any of the Collateral.


                       ARTICLE 6: CONDITIONS OF LENDING
                       --------------------------------

     6.01.  Conditions for Initial Advance.  On or before the First Borrowing
            ------------------------------
Date, the following conditions shall have been met to Lender's satisfaction:

            (a) Post-Closing Lien Searches.  Lender shall have received
                --------------------------
     satisfactory results of Lien searches in all jurisdictions reasonably determined by Lender to be appropriate, reflecting the filing of financing statements in favor of Lender pursuant hereto and no other Liens other than Permitted Encumbrances.

            (b) Required Consents.  Lender shall have received satisfactory
                -----------------
     evidence of Borrowers' obtaining the Required Consents.

     6.02.  Conditions for All Advances.  The obligation of Lender to make any
            ---------------------------
Advance hereunder is subject to each Borrower's performance of its obligations hereunder on or before the date of such Advance, and to the satisfaction of the following further conditions on or before the Borrowing Date for any Advance, including the first Advance:

            (a) Filings, Registrations and Recordings.  Any financing statements
                -------------------------------------
     or other recordings required hereunder shall have been properly filed, registered or recorded in each office in each jurisdiction required in order to create in favor of Lender a perfected first-priority Lien on the Collateral, subject to no other Lien; Lender shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing officer; and Lender shall have received results of searches of such filing offices, and satisfactory evidence that any other Liens (other than Permitted Encumbrances) on the Collateral have been duly released, that all necessary filing fees, recording fees, taxes and other expenses related to such filings, registrations and recordings have been paid in full.

            (b) Borrowing Certificate.  Lender shall have received a duly
                ---------------------
     executed Borrowing Certificate in the form of Exhibit B, including a
                                                   ---------
     detailed itemization of all costs of goods and services to be paid with the proceeds of the Advance and accompanied by supporting documentation satisfactory to Lender.

            (c) Reporting Requirements.  Borrowers shall have provided Lender
                ----------------------
     with all relevant reports and information required under Article 7 hereof.
                                                              ---------

            (d) No Regulatory Event.  No Regulatory Event (in either Borrowers'
                -------------------
      or Lender's reasonable determination) shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

            (e) No Default or Event of Default.  No Default or Event of Default
                ------------------------------
     shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

            (f) No Material Adverse Change.  No Material Adverse Change shall
                --------------------------
     have occurred, or would occur after giving effect to such Advance, since the date of the last financial statements delivered to Lender pursuant to
     Section 4.08 or 7.01 hereof.
     ------------    ----

            (g) Representations and Warranties.  The representations and
                ------------------------------
     warranties contained in Article 4 hereof shall be true on and as of the
                             ---------
     date of each such Advance hereunder.

            (h) Lender's Expenses.  All closing costs, and other Lender's
                -----------------
     Expenses shall have been paid in full, (or shall be paid first from such Advance as provided in Section 2.03 hereof).
                            ------------

            (i) Opinions.  Lender shall have received from each Borrower such
                --------
     opinions of counsel for the Borrower as may be reasonably acceptable to Lender in form and substance with respect to the perfection and priority of the Liens created by the Security Documents in each such jurisdictional location.

            (j) Details, Proceedings and Documents.  All legal details and
                ----------------------------------
     proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory to Lender and Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to Lender, as Lender may from time to time request.

            (k) Consents.  Lender shall have received Consents duly executed by
                --------
     all parties and in form satisfactory to Lender.

            (l) Fees.  Lender shall have received the fee(s) described in
                ----
     Section 2.09 hereof.
     ------------

            (m) Purchase Agreements.  Lender shall have received a copy of each
                -------------------
     executed NTI Purchase Agreement and/or Vendor Purchase Agreement with respect to which proceeds of an Advance shall be used to acquire NTI Equipment or other Equipment, and Lender's shall have reviewed and approved the Equipment to be acquired with proceeds of an Advance, together with the collateral assignment and consent specified in Section 3.10 of this
                                                    ------------
     Agreement.

            (n) Post-Closing Items.  The post-closing items described on
                ------------------
     Schedule 6.02 hereto, if any, shall have been completed in the time
     -------------
     permitted, and each Borrower shall have provided Lender with satisfactory evidence thereof.

     6.03.  Affirmation of Representations and Warranties.  Any Borrowing
            ---------------------------------------------
Certificate or other request for any Advance hereunder shall constitute a representation and warranty that (a) the representations and warranties contained in Article 4 hereof are true and correct on and as of the date of such
             ---------
request with the same effect as though made on and as of the date of such request and (b) on the date of such request no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance (for this purpose such Advance being deemed to have been made on the date of such request). Failure of Lender to receive notice from a Borrower to the contrary before such Advance is made shall constitute a further representation and warranty by the Borrower that (x) the representations and warranties of the Borrower contained in the first sentence of this Section 6.03
                                                                   ------------
are true and correct on and as of the date of such Advance with the same effect as though made on and as of the date of such Advance and (y) on the date of the Advance no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance.

     6.04.  Deadline for Funding Conditions.  Lender shall have no obligation to
            -------------------------------
make any Advances hereunder if all of the conditions set forth in Article 5 and
                                                                  ---------
in Sections 6.01 and 6.02 hereof have not been fully satisfied, and the first
   -------------     ----
Advance made hereunder, within the period of twelve (12) calendar months following the Closing Date.

                        ARTICLE 7: AFFIRMATIVE COVENANTS
                        --------------------------------

     Each Borrower hereby agrees that as long as the commitment hereunder remains in effect, either Note remains outstanding or unpaid, or any other amount is owing to Lender hereunder or under any of the Loan Documents, each Borrower shall keep and perform fully each and all of the following covenants:

     7.01.  Reporting and Information Requirements.
            --------------------------------------

            (a) Annual Audit Reports. As soon as practicable, and in any event
                --------------------
     within one hundred twenty (120) days after the close of each fiscal year of BNH, BNH shall furnish or cause to be furnished to Lender audited statements of income, statements of cash flow and retained earnings for such fiscal year and BNH's balance sheet as of the close of such fiscal year, and notes to each, all in reasonable detail, and beginning with BNH's second full fiscal year setting forth in comparative form the corresponding figures for the preceding fiscal year, with such statements and balance sheet to be certified without qualification by independent certified public accountants of recognized regional or national standing selected by BNH and reasonably satisfactory to Lender.

            (b) Quarterly Reports.  Within forty-five (45) days after the end of
                -----------------
     each fiscal quarter, BNH shall furnish to Lender (i) unaudited consolidated statements of income, statements of cash flow and retained earnings for BNH for such quarter and for the period from the beginning of BNH's then current fiscal year to the end of such quarter, and an unaudited consolidated balance sheet of BNH as of the end of such quarter, all in reasonable detail and certified by a Responsible Officer of BNH as presenting fairly the financial position of BNH as of the end of such quarter and the results of its operations and the changes in its financial position for such quarter, in conformity with GAAP (except for accompanying notes thereto), subject to year-end audit adjustments, and (ii) upon Lender's request, an aging of accounts payable and accounts receivable.

            (c) Compliance Certificates. Within thirty (30) days after the end
                -----------------------
     of each fiscal quarter, BNH shall deliver to Lender a certificate dated as of the end of such fiscal quarter, signed on behalf of BNH by a Responsible Officer of BNH (i) stating that as of the date thereof no Event of Default has occurred and is continuing or exists, or if an Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by BNH and/or any of its Subsidiaries; (ii) stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate; and (iii) calculating and certifying BNH's compliance with the financial covenants set forth in
     Section 7.15 hereof.
     ------------

          (d) Accountants' Certificate.  Each set of year-end audited
              ------------------------
     consolidated statements and balance sheet delivered pursuant to Section
                                                                     -------
     7.01(a) hereof shall be accompanied by, or shall contain within, a
     -------
     certificate or report dated the date of such statement and balance sheet by the accountants who certified such statements and balance sheet stating in substance that they have reviewed this Agreement and that in making the examination necessary for their certification of such statements and balance sheet they did not become aware of any Default, or if they did become so aware, such certificate or report shall state the nature and period of existence thereof.

          (e) Projections.  If requested by Lender, BNH shall deliver to Lender
              -----------
     within thirty (30) days prior to the beginning of each calendar year projections of its anticipated income, expenses, cash flow, assets and liabilities for each month of such calendar year, prepared in good faith and in a manner and format consistent with other financial statements provided by BNH to Lender. Such projections shall present fairly the anticipated financial condition of BNH and shall be certified by a Responsible Officer of BNH. Upon Lender's request, or following any material change in BNH's financial condition or business, such reports shall be provided to Lender quarterly, within thirty (30) days prior to the beginning of each Calendar Quarter.

          (f) Other Reports and Information.  Promptly upon their becoming
              -----------------------------
     available to BNH, BNH shall deliver to Lender copies of (i) all regular or special reports or effective registration statements which BNH or any of its Subsidiaries shall file with Governmental Authorities, the FCC or the PUC (or any successor thereto) or any securities exchange, (ii) financial statements, material reports, and other information distributed by BNH or any of its Subsidiaries to its creditors or the financial community in general, and (iii) all press releases issued by or concerning BNH or the System.

          (g) Further Information.  Each Borrower will promptly furnish to
              -------------------
     Lender such other information (including any report by independent auditors) in such form as Lender may reasonably request.

     7.02.  Other Notices.  Promptly upon a Responsible Officer of a Borrower
            -------------
becoming aware of any of the following, the Borrower shall give Lender notice thereof, together with a written statement of a Responsible Officer of the Borrower setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower:

          (a)  a Default or Event of Default;

          (b)  any Material Adverse Change;

          (c) a material default or breach by the Borrower under any other contractual obligation to which it is a party or by which it or its properties is bound, if the consequences of such breach of default are material to the business, operations or financial condition of the Borrower;

          (d) any event that the Borrower reasonably determines would constitute a Regulatory Event;

          (e) the commencement, existence or threat of any proceeding by or before any Governmental Authority against the Borrower which, if adversely decided, would have a Material Adverse Effect;

          (f) the Borrower's receipt of any notice of violation of, or liability under, any Environmental Laws affecting the Borrower or any of its properties; or

          (g) any Change in Control or any material change in the management of the Borrower.

     7.03.  Notice of Pension-Related Events.  Each Borrower shall promptly
            --------------------------------
furnish Lender with written notice upon the receipt by the Borrower or the administrator of any Plan of any notice, correspondence or other communication from the PBGC, the IRS, the Secretary of Treasury, the Department of Labor, or any other Person, as the case may be, relating to (i) any Reportable Event, (ii) any funding deficiency with respect to any Plan, (iii) any liability, either primary or secondary, with respect to complete or partial withdrawal from any Plan, (iv) proceedings to terminate any Plan or (v) the appointment of a trustee for any Plan. Such notice shall be accompanied by any pertinent documents including, but not limited to, the relevant notice, correspondence or other communication and a statement of a Responsible Officer of the Borrower describing the event or the action taken and the reasons therefor.

     7.04.  Inspection Rights.  Each Borrower shall upon reasonable notice
            -----------------
permit such persons as Lender may designate to visit and inspect the Collateral or any other properties of the Borrower, to examine its books and records and take copies and extracts therefrom and discuss its respective affairs with its officers, employees and independent engineers, in each case during normal business hours and as often as Lender may reasonably request. Each Borrower hereby authorizes such officers, employees, and independent engineers to discuss with Lender the affairs of the Borrower.

     7.05.  Preservation of Corporate Existence and Qualification.  Each
            -----------------------------------------------------
Borrower shall maintain its existence, good standing and rights in full force and effect in its jurisdiction of organization. Each Borrower shall qualify to do business and remain qualified and in good standing and obtain all necessary authorizations to do business in each jurisdiction in which failure to receive or retain such would have a Material Adverse Effect.

     7.06.  Continuation of Business.  Each Borrower shall continue to engage
            ------------------------
solely in the business described on Schedule 1 hereto, and shall acquire and
                                    ----------
maintain in full force and effect all rights, privileges, franchises and licenses necessary for the operation and maintenance of the System (including, without limitation any license or authorization required by the FCC or any PUC).

     7.07.  Insurance.
            ---------

          (a) Each Borrower shall provide and maintain or cause to be maintained at all times insurance in such forms and covering such risks and hazards and in such amounts and with an insurance corporation with a Best rating of "A" or above, licensed to do business in the states where the System and the Borrower are located, as may be satisfactory to Lender, as shown on
     Schedule 7.07 hereto, and otherwise as may be required by the Security
     -------------
     Documents.

          (b) As soon as practicable following the Closing Date, each Borrower shall cause (i) all liability insurance policies to name Lender as an additional insured, (ii) all physical damage insurance policies to contain a lender's or mortgagee's loss payable provision acceptable to Lender with respect to the Collateral, (iii) all insurance policies to provide that no assignment, cancellation, modification, reduction in amount or adverse change in coverage thereof shall be effective until at least thirty (30) days after receipt by Lender of written notice thereof, (iv) all insurance policies to insure the interests of Lender with respect to the Collateral regardless of any breach of or violation by any Borrower of any warranties, declarations or conditions contained therein and (v) all insurance policies to provide that Lender shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance.
     Lender shall be under no obligation to verify the adequacy or existence of any insurance coverage. Each Borrower shall furnish Lender copies of, or acceptable certificates with respect to, all such policies prior to the Closing Date, and shall provide to Lender, at least thirty days prior to each policy expiration date, evidence of the insurance being maintained by the Borrower in compliance with this Section 7.07(b). Certificates for
                                          ---------------
     insurance required under subsection (i) above shall be in ACORD Form 27 (attached hereto at Schedule 7.07(), and all certificates shall be
                         ---------------
     satisfactory in form and substance to Lender.

          (c) If the Collateral is partially or totally damaged or destroyed, the applicable Borrower shall give prompt notice to Lender, and all insurance proceeds, less the costs of collection thereof, shall be paid to or retained by Lender. Settlements, adjustments or compromises of any claims for loss, damage or destruction to the Collateral shall be made by the Borrower and Lender as long as no Event of Default has occurred and is continuing, and otherwise shall be made solely by Lender. Each Borrower hereby authorizes and directs any affected insurance company to pay such proceeds directly to Lender, and to rely on Lender's statement as to whether an Event of Default has occurred. Each Borrower shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. If no Default or Event of Default has occurred and is continuing on the date the Collateral is partially or totally damaged or destroyed, Lender shall make available to the applicable Borrower the proceeds of any physical damage insurance actually paid to Lender in respect of such damage or destruction of the Collateral (after deducting therefrom any sums retained by Lender in reimbursement for costs of collection) to pay the cost of restoration, and the Borrower shall proceed promptly with the work of restoration of the Collateral and shall pursue the work of restoration diligently to completion. If any Default or Event of Default has occurred and is continuing either on the date of such damage or destruction or on the date such insurance proceeds are paid, or if any Default or Event of Default shall occur prior to completion of such work of restoration, then Lender, at its option, may apply such insurance proceeds in payment of any of the Obligations, in such order as Lender may elect in its sole discretion. Any insurance proceeds remaining after completion of work or restoration shall, at Lender's election, be applied in accordance with Section 2.04(c) hereof (but without prepayment premium), or paid over
          ---------------
     to the applicable Borrower. Upon completion of any restoration, the Borrower shall deliver to Lender a certificate stating that the restoration has been duly completed and accounting for the use of any insurance proceeds in such restoration.

     7.08.  Payment of Taxes, Charges, Claims and Current Liabilities.  Each
            ---------------------------------------------------------
Borrower shall pay or discharge:

          (a) on or prior to the date on which penalties thereto accrue, all material taxes, assessments and other government charges or levies imposed upon it or any of its properties or income (including such as may arise under Section 4062, Section 4063 or Section 4064 of ERISA, or any similar provision of law);

          (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, and other like persons which could result in creation of a Lien upon any such property;

          (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property (other than Permitted Encumbrances) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of the Borrower in a case under Title 11 (Bankruptcy) of the United States Code, as amended, or in any insolvency proceeding or dissolution or winding-up involving the Borrower; and

          (d) all other current liabilities so that none is overdue more than sixty (60) days.

     Notwithstanding the foregoing, each Borrower shall be entitled to contest or appeal the requirements of any Law or Governmental Authority or the payment of any tax, assessment, charge, levy or claim, or any judgment entered against the Borrower (collectively, in this Section 7.08, the "requirements"), as long
                                    ------------       ------------
as (i) such requirements are being contested in good faith by appropriate proceedings diligently conducted; (ii) the Borrower has given Lender written notice of such requirements and the intent to contest them, with supporting reasons for such contest, before the addition of any interest or penalties that may accrue on such requirements; (iii) the Borrower maintains adequate cash reserves and makes other appropriate provisions as may be required by GAAP to provide for any liability arising from such requirements; (iv) the contesting of, or failure to comply with, such requirements does not in any way jeopardize the Borrower's ability or authority to operate all or any part of the Collateral or the continuing priority of Lender's security interests in the Collateral;
(vi) the contesting of, or failure to comply with, such requirements does not have a Material Adverse Effect; and (vii) any foreclosure, attachment, execution, sale or similar proceeding against the Borrower or any of its properties in connection with any such requirements is duly stayed by posting of a bond or security deposit or by other action sufficient under applicable law to stay such foreclosure, attachment, execution, sale or other proceedings.

     7.09.  Financial Accounting Practices.  Each Borrower shall make and keep
            ------------------------------
books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     7.10.  Compliance with Laws.  Each Borrower shall comply in all respects
            --------------------
with all Laws applicable to the Borrower, provided that the Borrower shall not be deemed to be in violation of this Section 7.10 as a result of any failure to
                                     ------------
comply which would not result in any liability or exposure to Lender or any fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would materially affect the business, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or the applicable Note.

     7.11.  Use of Proceeds.  Each Borrower shall use the proceeds of Advances
            ---------------
hereunder only as set forth in Section 2.01 hereof.
                               ------------

     7.12.  Government Authorizations; Regulatory Authorizations, Etc.  Each
            ---------------------------------------------------------
Borrower shall at all times obtain and maintain in force all Regulatory Authorizations and all other authorizations, permits, consents, approvals, licenses, exemptions and other actions by, and all registrations, qualifications, designations, declarations and other filings with, any Governmental Authority necessary in connection with execution and delivery of this Agreement, the applicable Note, the consummation of the transactions herein or therein contemplated, the performance of or compliance with the terms and conditions hereof or thereof, or to ensure the legality, validity and enforceability hereof or thereof.

     7.13.  Contracts and Franchises.  Each Borrower shall comply with all
            ------------------------
agreements or instruments to which it is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound and shall maintain any and all franchises it may have or hereafter acquire, provided that the Borrower shall not be deemed to be in violation of this Section 7.13 as a
                                                            ------------
result of any failure to comply with any agreement if such failure would not have Material Adverse Effect.

     7.14.  Consents.  Each Borrower shall use all reasonable efforts to obtain
            --------
such Landlord's Consents, Mortgagee's Consents and other third party consents as Lender shall reasonably request to protect its Liens and its access to the Collateral.

     7.15.  Financial Covenants.  BNH shall comply with the financial covenants
            -------------------
set forth on Schedule 7.15 hereto.
             -------------

     7.16.  Construction and Storage.  The Collateral shall be installed and
            ------------------------
equipped in full compliance with the Requirements of Law affecting the Collateral except to the extent a failure to so comply would not have a Material Adverse Effect on the construction or operation of the Collateral. All Equipment financed with the proceeds of the Loans shall be safeguarded and stored until installed in appropriate storage facilities owned or leased by the applicable Borrower. In the event of any cessation of construction for more than fifteen (15) successive calendar days, the applicable Borrower shall make adequate provision, reasonably acceptable to Lender, for the protection of all materials stored on site against deterioration, loss or damage.

     7.17.  Upgrade Equipment.  Each Borrower shall update the software
            -----------------
customarily used in equipment of the same type as the Equipment within two releases of the most current batch change supplement release. Each Borrower shall maintain its Equipment in good working order in accordance with established maintenance procedures such that the Equipment performs to published specifications and upgrade its functionality to include batch change supplements releases generally available to customers of NTI or the applicable Vendor, as the case may be, and batch change supplements upgrades included in the original purchase price of the Purchase Agreement in the form in effect on the date of the Closing Date.

     7.18.  Additional Subsidiaries.  BNH shall cause each direct and indirect
            -----------------------
Subsidiary formed or acquired after the date of this Agreement to become a Borrower under this Agreement in conformity with the terms and conditions of
Section 2.11 of this Agreement.

                         ARTICLE 8: NEGATIVE COVENANTS
                         -----------------------------

     Each Borrower hereby agrees that, so long as the Commitment hereunder remains in effect, either of the Notes remains outstanding and unpaid, or any other amount is owing to Lender hereunder or under any of the Loan Documents, each Borrower shall not directly or indirectly without prior written consent of Lender, do or permit to exist any of the following:

     8.01.  Restrictions on Additional Indebtedness. Create, incur, assume or
            ---------------------------------------
suffer to exist at any one time any Indebtedness in excess of $50,000 in the aggregate except for (a) trade payables incurred in the ordinary course of business, and (b) any Indebtedness described on Schedule 8.01 hereto.
                                                -------------

     8.02.  Restrictions on Liens and Sale of Collateral. Create or suffer to
            --------------------------------------------
exist any Lien on the Collateral or on any other property of a Borrower, or any
                                 --------------------------------------
part thereof, whether superior or subordinate to the Lien of the Security Documents, or assign, convey, sell or otherwise dispose of or encumber its interest in the Collateral, or any part thereof (including, without limitation, execution of any lease), nor permit any such action to be taken, except for the following permitted dispositions and encumbrances (the "Permitted
                                                        ---------
Encumbrances"): (i) the Lien created hereby; (ii) Liens for taxes not yet due,
------------
or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iii) carriers', warehousemen's,
                ------------
mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are overdue for a period not longer than thirty (30) days or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iv) pledges or liens in
                               ------------
connection with workers' compensation, unemployment insurance and other social security legislation; (v) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vi) easements, rights-of-way, restrictions and other similar encumbrances that are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of a Borrower; (vii) judgment liens with respect to which execution has been stayed within ten (10) days by appropriate judicial proceedings and the posting of adequate security which may not be any of the Collateral; and (viii) specific liens, if any, identified on Schedule 8.02 hereto. Any of the foregoing Liens
                             -------------
shall remain "Permitted Encumbrances" as long as they are being contested by Borrower in compliance with Section 7.08 hereof.
                            ------------

     8.03.  Limitation on Contingent Obligations. Other than for Indebtedness of
            ------------------------------------
a Borrower, agree to, or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any Contingent Obligation except for those created or contemplated by the Loan Documents.

     8.04.  Fees and Commissions.
            --------------------

[INTENTIONALLY DELETED]

     8.05.  Prohibition of Mergers, Acquisitions, Name, Office or Business
            --------------------------------------------------------------
     Changes, Etc.
     ------------


          (a) Enter into or become the subject of, any transaction of merger, acquisition or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of a Borrower's business or assets, whether now owned or hereafter acquired, provided, however, that any Borrower may enter into a transaction of merger, acquisition or consolidation with a telecommunications company if such transaction is consistent with the Business Plan, immediately before, and after giving effect to, the consummation of such transaction, there is no Default or Event of Default under any Loan Document, and such Borrower is the surviving entity of such transaction.

          (b) Change its name or corporate structure without giving Lender at least ten (10) days advance written notice of such change, and previously ensuring that any steps that Lender may deem necessary to continue the perfection and priority of Lender's security interests in the Collateral shall have been taken.

          (c) Change the fiscal year end of the Borrower from December 31, except with the prior written consent of Lender, which consent shall not be unreasonably withheld.

          (d) Amend, restate or otherwise modify, or violate any terms of, its Organizational Documents in a manner adverse to Lenders without the prior written consent of Lender.

          (e) Become or agree to become a general or limited partner in any general or limited partnership, or a member in a limited liability company or a joint venturer in any joint venture, except that a Borrower may become so involved in the aforementioned types of entities if such entity is, or thereupon becomes, a Subsidiary of BNH and becomes a Borrower hereunder.

          (f) Acquire or purchase substantially all of the stock, partnership, membership or other ownership interests in, or substantially all of the business, assets, customers or operations of, any other entity unless such transaction is an acquisition consistent with the Business Plan.

          (g) Enter into any new business or make any material change in any of Borrower's business objectives, purposes and operations from those contemplated in the Business Plan.

     8.06.  Limitation on Equity Payments.  Make any Equity Payment to any
            -----------------------------
Person, except that, as long as no Default or Event of Default has occurred and is continuing, or would be caused thereby, and if no other provision contained herein will be violated by the disbursement of such Equity Payment, Borrowers may make Equity Payments described on Schedule 8.06 hereto. Before making any
                                      -------------
Equity Payment in accordance with this Section 8.06, a Borrower shall deliver to
                                       ------------
Lender a certificate of a Responsible Officer of such Borrower, setting forth in detail the calculation supporting BNH's compliance with the financial covenants, stating that no Material Adverse Change has occurred since the date of the latest financial statement delivered pursuant to Section 7.01(a), and stating
                                                 ---------------
that no Default or Event of Default has occurred and is continuing or will be caused by such Equity Payment.

     8.07.  Limitation on Investments, Advances and Loans. Other than in the
            ---------------------------------------------
ordinary course of business or as set forth on Schedule 8.07 and in either case
                                               -------------
only for a purpose consistent with the Business Plan, organize, create, acquire, capitalize or own any Subsidiaries without Lender's prior written consent, or make or commit to make any advance, loan, guarantee of any Indebtedness, extension of credit or capital contribution to, or hold or invest in or purchase or otherwise acquire any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person including, without limitation, any officers of any Borrower, any Affiliate of any Borrower or any Owner, or any officers of any Affiliate of any Borrower except in the ordinary course of business.

     8.08.  Capital Expenditures. Directly or indirectly make or commit to make
            --------------------
any expenditure in respect of the purchase or other acquisition (including installment purchases or capital leases) of fixed or capital assets, except for expenditures in accordance with the Business Plan and normal replacements and maintenance which are properly charged to current operations.

     8.09.  Limitation on Leases. Enter into any agreement, or be or become
            --------------------
liable under any agreement, not in existence as of the date hereof and reflected on BNH's financial statements, for the lease, hire or use of any real or personal property in excess of $100,000 in the aggregate, including, without limitation, capital or operating leases, except that a Borrower may, in the ordinary course of business and on term standard in the industry, enter into such leases or agreements if immediately before, and after giving effect to the incurrence thereof BNH is in compliance with its financial covenants required by
Schedule 7.15.
-------------

     8.10.  Transactions with Affiliates. Except as described in Schedule 4.30
            ----------------------------                         -------------
and Schedule 8.07 hereto, enter into any transactions, including, without
    -------------
limitation, any loans or advances, any repayment of loans or advances, or the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, or enter into, assume or suffer to exist any employment or consulting contract with any Affiliate, or otherwise pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by, any Affiliate.

     8.11.  Termination of Purchase Agreement.  Prior to the completion of the
            ---------------------------------
installation of the subject Equipment (i) fail to satisfy its purchase obligations under the related Purchase Agreement or (ii) terminate the related Purchase Agreement.

     8.12.  Removal of Collateral. Remove or permit the removal of any material
            ---------------------
part of the Collateral from the locations identified on Schedule 4.25, without
                                                        -------------
giving Lender thirty (30) days prior written notice of such move and ensuring that any steps the Lender may deem necessary to continue the perfection and priority of Lender's security interest in the Collateral shall have been taken.

     8.13.  Assumed Names.  Transact or engage in business under any assumed
            -------------
name, fictitious name, tradestyle or "d/b/a"  except those identified on
Schedule 4.29.
-------------

                   ARTICLE 9: EVENTS OF DEFAULT AND REMEDIES
                   -----------------------------------------

     9.01.  Events of Default. An Event of Default shall mean the occurrence or
            -----------------
existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of Law):

          (a) Payment Default.  If a Borrower fails to pay any sum, whether of
              ---------------
     principal or interest on a Note or any prepayment premiums, or any other amount due hereunder or under a Note within five (5) Business Days after such amount becomes due; or

          (b) False Statement. If any statement, representation or warranty made
              ---------------
     by a Borrower in any Loan Document or made in any financial statement, certificate, report, exhibit or document furnished to Lender pursuant to any Loan Document, proves to have been untrue, incomplete, false or misleading in any material respect as of the time when made (including by omission of material information necessary to make such representation, warranty or statement not misleading) and such untruth, falsity, misleading statement or omission shall not have been corrected or remedied to the satisfaction of Lender within ten (10) Business Days after the earlier of a Borrower's (or Owner's) knowledge thereof or receipt of written notice thereof from Lender; or

          (c) Covenant Defaults.  If a Borrower defaults in the performance or
              -----------------
     observance of any material covenant or agreement in this Agreement, and such default continues for a period of ten (10) Business Days after the earlier of the Borrower's knowledge thereof or receipt of written notice from Lender thereof, except for violations of Section 7.08(d), which shall
                                                   ---------------
     become an Event of Default at the end of the sixty (60) day period stated therein and except for specific Defaults listed elsewhere in this Section 9.01, as to which no notice or cure period shall apply unless specified; or

          (d) Failure of Conditions.  If a Borrower fails to meet any condition
              ---------------------
     of lending under Article 6 hereof, and such condition is not waived by
                      ---------
     Lender;

          (e) Undischarged Judgments.  If one or more judgments for the payment
              ----------------------
     of money has been entered against a Borrower in an amount in excess of $100,000, and such judgment or judgments have remained undischarged and unstayed for a period of thirty (30) calendar days, unless the validity thereof is contested in compliance with Section 7.08 hereof; or
                                                     ----

          (f) Attachments, etc.  If a writ or warrant of attachment,
              ----------------
     garnishment, execution, distraint or similar process has been issued against a Borrower or any of its properties which has remained undischarged and unstayed for a period of thirty (30) consecutive days and is not being contested in compliance with Section 7.08 hereof; or
                                  ------------

          (g) Default Under Third Party Agreements.  If a default, or event or
              ------------------------------------
     condition which with notice or lapse of time or both would become a default, occurs that gives the creditor the right to accelerate in respect of any other obligation of a Borrower for borrowed money (including lease obligations) in the amount of $100,000 in the aggregate, or under any two or more such other obligations of any amount; or

          (h) Dissolution: Etc.  If a Borrower dissolves, has its Organizational
              ----------------
     Document revoked, winds up or liquidates itself or its business; or

          (i) Involuntary Bankruptcy or Receivership Proceedings.  If a
              --------------------------------------------------
     receiver, custodian, liquidator, or trustee of a Borrower or of any of its property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or an order is entered adjudicating a Borrower as bankrupt or insolvent; or any of the property of a Borrower is sequestered by court order; or a petition is filed against a Borrower under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or receivership law of any jurisdiction, whether now or hereafter in effect; or

          (j) Voluntary Bankruptcy.  If a Borrower takes affirmative steps to
              --------------------
     prepare to file, or files, a petition in voluntary bankruptcy or to seek relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

          (k) Assignments for Benefit of Creditors, Etc.  If a Borrower makes an
              -----------------------------------------
     assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of itself or of all or any part of its properties; or

          (l) Non-compliance with Governmental Requirements.  If a Borrower
              ---------------------------------------------
     fails to comply with any material requirement of any Governmental Authority within ten (10) Business Days after notice in writing of such requirement shall have been given to the Borrower by such Governmental Authority, or such longer period of time permitted the Borrower by such Governmental Authority; or

          (m) Regulatory Authorizations.  If any Regulatory Authorization in
              -------------------------
     connection with this Agreement or any other Loan Document or any such Regulatory Authorization now or hereafter necessary or advisable to make this Agreement or the other Loan Documents legal, valid, enforceable and admissible in evidence or to permit a Borrower to conduct its business is not obtained or has ceased to be in full force and effect or has been modified or amended or has been held to be illegal or invalid or is revoked or terminated, and is not being contested by the Borrower in compliance with Section 7.08 hereof and Lender has reasonably determined in good faith
          ------------
     (which determination shall be conclusive) that such event or occurrence may have a Material Adverse Effect or a material adverse effect on Lender's rights under this Agreement or any other Loan Documents; or

          (n) Damage or Destruction.  If the proceeds of any physical damage
              ---------------------
     insurance actually paid in respect of the partial or total damage or destruction of the Collateral are insufficient to cover the cost of the restoration thereof or if Lender determines that such damage or destruction is so extensive that repair or restoration cannot be expected within a time period short enough to prevent a Material Adverse Effect;

          (o) Consents.  If a Borrower fails to provide any Consent required
              --------
     hereunder and Lender determines in its sole discretion that such failure results in a material impairment of Lender's security for the Loans; or

          (p) Change in Control.  If any Change in Control should occur without
              -----------------
     Lender's prior written consent, which consent may be withheld in Lender's sole and absolute discretion; or

          (q) ERISA Defaults.  If, with respect to any Plan, (i) there has
              --------------
     occurred a Reportable Event being considered by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan, (ii) a Plan has been terminated, (iii) a trustee has been appointed by a United States District Court to administer a Plan, (iv) a PBGC or any other person has instituted proceedings to terminate a Plan or to appoint a trustee to administer any such Plan, (v) either a Borrower or any Affiliate has withdrawn, completely or partially, from any Plan (vi) either a Borrower or any Affiliate has incurred secondary liability for withdrawal liability payments under any Plan or
     (vii) a Plan has failed to meet the minimum funding standards established under the Code or ERISA; or

          (r) Defaults Under Other Loan Documents.  If any default,
              -----------------------------------
     misrepresentation or breach should occur under any Security Document or other Loan Document and is not cured or waived within the time permitted therein, or any such Loan Documents should cease to be in full force and effect, or any party thereto should assert any unenforceability of, or deny liability on, or admit inability to perform under, any such Loan Document.

     9.02.  Consequences of an Event of Default.  If any Event of Default shall
            -----------------------------------
occur and be continuing or shall exist, Lender shall be under no further obligation to make Advances hereunder, any remaining commitment hereunder shall immediately terminate, with no further notice, and Lender may, by notice to the Borrowers, declare the unpaid principal amount of each Note, interest accrued thereon and all other amounts owing by Borrowers hereunder or under each Note to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such consequences shall occur automatically upon the occurrence of an Event of Default under Section 9.01 (h), (i), (j) or
                                                 -----------------------------
(k), without any notice or demand.  Upon the occurrence and continuance of an
---
Event of Default, Lender may, in its sole discretion, exercise any and all remedies available to it under this Article 9 or under any of the Loan Documents
                                    ---------
or under applicable law without further notice or period of grace or opportunity to cure.

     9.03.  Exercise of Rights.  Subject to any requirements for FCC or other
            ------------------
governmental approval upon the occurrence of any Event of Default, the rights, powers and privileges provided in this section and all other remedies available to Lender under this Agreement or by statute or by rule of law may be exercised by Lender at any time from time to time whether or not the Obligations shall be due and payable, and whether or not Lender shall have instituted any foreclosure or other action for the enforcement of this Agreement or the Note. No failure to exercise nor any delay in exercising on the part of Lender, any right, remedy, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege.

     9.04.  Rights of Secured Party; Possession or Sale of Collateral.  Without
            ---------------------------------------------------------
limiting the generality of the foregoing, Lender shall have all the rights and remedies of a secured party under the UCC, and Lender may, without demand and without advertisement or notice, all of which each Borrower waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Lender deems advisable, in its sole discretion, and/or collect, or enforce the collection of, the Collateral. Lender may be the purchaser at any such sale. Upon the occurrence of an Event of Default and upon Lender's request, the applicable Borrower shall assemble, at its own expense, any or all Equipment and other Collateral at a convenient place acceptable to Lender and shall pay to Lender or reimburse

Lender for, on demand, all costs of collection of all amounts due, and enforcement of all rights hereunder, including reasonable attorneys' fees and legal expenses, and expenses of any repairs to any realty or other property to which any of such Collateral may be affixed. Upon an Event of Default Lender may, to the full extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral.

     9.05.  Notices, Etc., Waived.  Except as expressly provided in this Article
            --------------------                                         -------
9, each Borrower hereby expressly waives, to the full extent permitted by
-
applicable law, presentment, demand, protest, any and all notices of any kind, advertisements, hearing or process of law in connection with the exercise by Lender of any of its rights and remedies upon the occurrence of an Event of Default. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if given in accordance with Section 10.06 hereto at least ten (10) days
                                  -------------
before such disposition.

     9.06.  Additional Remedies.  Lender's remedies upon the occurrence and
            -------------------
during the continuance of an Event of Default shall include, in addition to, and not in lieu of, such remedies as are available at law or in equity or provided for in any of the Loan Documents, the following:

            (a) Foreclosure; Receivership.  Lender shall be entitled to file one
                -------------------------
     or more suits at law or in equity to collect the Obligations and/or to foreclose on Lender's Liens on and security interests created by this Agreement or the Security Documents. Lender may apply or require each Borrower to apply for any necessary transfers, assignments, orders, consents or licenses in connection with the operation or abandonment of the Collateral or any part thereof, and Lender shall also be entitled as a matter of right and without notice and without requiring bond (notice and bond being hereby waived), without regard to the solvency or insolvency of a Borrower at the time of application and without regard to the value of the Collateral at that time, to have a receiver appointed by a court of competent jurisdiction in order to manage, protect, and preserve the Collateral and to continue the operation of the business of a Borrower, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership until the sale or other final disposition of the Collateral. Each Borrower hereby consents to the appointment of such receiver.

            (b) Right to Cure.  If a Borrower fails in any material respect to
                -------------
     perform or comply with any of its agreements contained herein or in any of the other Loan Documents, Lender may take whatever actions it may deem appropriate to perform or comply or otherwise cause performance or compliance with such agreement, all at the risk, cost and expense of the Borrower.

            (c) Setoff.  If the unpaid principal amount of a Note, interest
                ------
     accrued thereon or any other amount owing by a Borrower hereunder or under the Note shall have become due and payable (by acceleration or otherwise), Lender shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, to setoff against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of, the Borrower by Lender. Such right shall exist whether or not Lender shall have given notice or made any demand hereunder or under the Note, whether or not such debt owing to or funds held for the account of the Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to Lender. Each Borrower hereby consents to and confirms the foregoing arrangements and confirms Lender's rights of setoff.

     9.07.  Application of Proceeds.  Any proceeds of any of the Collateral,
            -----------------------
received by Lender through sale or disposition of the Collateral or otherwise, may be applied by Lender toward the payment of the Obligations, including expenses in connection with the Collateral (including reasonable fees and legal expenses) in such order of application as Lender may from time to time elect.

     9.08.  Discontinuance of Proceedings.  If Lender should proceed to enforce
            -----------------------------
any right or remedy under this Agreement or any other Loan Document, and then discontinue or abandon such proceeding for any reason, all rights, powers and remedies of Lender hereunder shall continue as if no such proceeding had been taken.

     9.09.  Power of Attorney.  For the purpose of carrying out the provisions
            -----------------
and exercising the rights, powers and privileges granted by the Loan Documents, including, without limitation, this Article 9, each Borrower hereby irrevocably constitutes and appoints Lender its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in the Loan Documents, including, without limitation, this Article
                                                                       -------
9, in the name and on behalf of the Borrower, from time to time in Lender's
-
reasonable discretion after the occurrence and during the continuance of an Event of Default, in accordance with the Loan Documents and any statute or rule of law. This power of attorney is a power coupled with an interest and cannot be revoked. Each Borrower hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue and in accordance with the terms hereof. Without limiting the generality of the foregoing, Lender may after the occurrence and during the continuance of an Event of Default do the following without notice to or assent by the Borrower to accomplish the purposes of this
Agreement:

          (a) upon failure of a Borrower to timely pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Loan Agreement or any other Loan Document, and pay all or any part of the premiums therefor and the costs thereof;

          (b) (i) direct any party liable for any payment on any Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct; (ii) in the name of the applicable Borrower or its own name or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of monies due under, or otherwise receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect all or any of the Collateral and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (vi) settle, compromise or adjust any suit, action or proceeding described above upon commercially reasonable terms under the circumstances and, in connection therewith, give such discharges or releases as Lender may reasonably deem appropriate; and (vii) generally sell, use, operate, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and, at Lender's option and the Borrower's expense, at any time or from time to time after the occurrence and during the continuance of an Event of Default, all other acts and things that Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Agreement and the other Loan Documents all as fully and effectively as the Borrower might do.

     9.10.  Regulatory Matters.  Notwithstanding any provision to the contrary
            ------------------
contained herein, Lender will not exercise any right or remedy under this Agreement that requires prior FCC or PUC approval without first obtaining such approval. If counsel to Lender reasonably determines that the consent of the FCC or PUC is required in connection with any of the actions that may be taken by Lender in the exercise of its rights hereunder or under any of the other Loan Documents, then the applicable Borrower, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Lender in any action commenced by Lender to secure such consent. Upon the occurrence and during the continuation of an Event of Default, the applicable Borrower shall promptly execute and/or cause the execution of all applications, certificates, instruments and other documents and papers that may be required in order to obtain any necessary governmental consent, approval or authorization, and if the Borrower fails or refuses to execute such documents, the clerk of the court with jurisdiction may execute such documents on behalf of the Borrower.

                 ARTICLE 10: GENERAL CONDITIONS/MISCELLANEOUS
                 --------------------------------------------

     The following conditions shall be applicable throughout the term of this
Agreement:

     10.01.  Modifications and Waivers.  This Agreement, the other Loan
             -------------------------
Documents, or any provision thereof may not be changed, waived or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver or termination is sought. No action or course of dealing on the part of Lender, its officers, employees, consultants, or agents, nor any failure or delay by Lender with respect to exercising any right, power, or privilege of Lender under the Note, this Agreement, or any other Loan Document shall operate as a waiver thereof, except as otherwise provided in this Agreement. Any waiver shall be effective only to the extent and for the instance specifically identified in such writing, and shall not be deemed to imply any future waivers or other waivers. No amendment to the Loan Documents shall be effective without written agreement signed by both the Borrowers and Lender.

     10.02.  Advances Not Implied Waivers. No waiver of the requirements
             ----------------------------
contained in any Loan Document shall be effective unless in writing duly signed by Lender. No Advance hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further Advances nor, in the event a Borrower is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as herein provided. Any Advance made by Lender and any sums expended by Lender pursuant to the Loan Documents shall be deemed to have been made pursuant to this Agreement, notwithstanding, the existence of an uncured Default or Event of Default. No Advance at a time when an Event of Default exists shall constitute a waiver of any right or remedy of Lender existing by reason of such Event of Default, including, without limitation, the right to accelerate the maturity of the Indebtedness evidenced by the Note or to foreclose the Lien on the Collateral or to refuse to make further advances hereunder.

     10.03.  Deviation from Covenants.  The procedure to be followed by a
             ------------------------
Borrower to obtain the consent of Lender to any deviation from the covenants contained in this Agreement or any other Loan Document shall be as follows:

             (a) The Borrower shall send a written notice to Lender setting forth (i) the covenant(s) relevant to the matter, (ii) the requested deviation from the covenant(s) involved, and (iii) the reason for the requested deviation from the covenant(s); and

             (b) Lender, within a reasonable time, will send a written notice to the Borrower, permitting or refusing the request, but in no event will any deviation from the covenants of this Agreement or any other Loan Document be effective without the express prior written consent of Lender. Lender's failure to provide such written notice shall be deemed a refusal of such request.

     10.04.  Holidays.  Except as otherwise provided herein, whenever any
             --------
payment or action to be made or taken hereunder or under a Note shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     10.05.  Records. From time to time Lender may send BNH statements of the
             -------
unpaid principal amount of a Note, the unpaid interest accrued thereon, the Interest Rate or rates applicable to such unpaid principal amount, the duration of such applicability, and the amount remaining available on any Loan, and each statement shall be deemed correct and conclusively binding on the Borrowers (absent manifest error) unless Borrower notifies Lender of an error in the statement in writing within thirty (30) days of the date of any such statement is provided to BNH.

     10.06.  Notices. All notices, requests, demands, directions and other
             -------
communications (collectively, "notices") required under the provisions of this Agreement or any other Loan Document shall be in writing (including communication by facsimile transmission) unless otherwise expressly permitted hereunder and shall be sent by hand, by registered or certified mail return receipt requested, by overnight courier service maintaining records of receipt, or by facsimile transmission with confirmation in writing mailed first-class, in all cases with charges prepaid, and any such properly given notice shall be effective upon the earlier of receipt or (i) when delivered by hand, or (ii) the third Business Day after being mailed, or (iii) the following Business Day if sent by overnight courier service, or (iv) when sent by facsimile, answer back received. All notices shall be addressed as follows:

     If to any Borrower:  To the Notice
                          Address set forth on Schedule 1, with
                                               ----------
                          copies, if any, as set forth on Schedule 1.
                                                          ----------


     If to Lender:        NTFC Capital Corporation
                          501 Corporate Centre Drive
                          Franklin, Tennessee 37067
                          Attention: Manager, Credit
                          Telecopy:  (615) 771-6626

     With a copy to:      NTFC Capital Corporation
                          501 Corporate Centre Drive
                          Franklin, Tennessee 37067
                          Attention: Legal Department
                          Telecopy:  (615) 771-6187

     All notices shall be sent to the applicable party at the address stated above or in accordance with the last unrevoked written direction from such party to the other party hereto, given in accordance with the terms hereof.

     10.07.  FCC and PUC Approval.  The exercise of any rights or remedies
             --------------------
hereunder or under any other Loan Document by Lender that may require FCC or PUC approval shall be subject to obtaining such approval. Pending the receipt of any PUC or FCC approval, a Borrower shall not do anything to delay, hinder, interfere with or obstruct the exercise of Lender's rights or remedies hereunder or the obtaining of such approvals.

     10.08.  Lender Sole Beneficiary.  All conditions of the obligation of
             -----------------------
Lender to make any Advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make any Advances in the absence of strict compliance with any or all such conditions, and no Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so. Inspections and approvals of the System, and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on Lender, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Lender for any reason. Lender's sole obligation hereunder is to make the Advances if and to the extent required by this Agreement or the Notes.

     10.09.  Lender's Review of Information.  Each Borrower acknowledges and
             ------------------------------
agrees that any review or analysis by Lender of financial information, operating information, marketing data or other information provided to Lender by or on behalf of any Borrower at any time is and shall be conducted solely for Lender's benefit and internal use and that Lender is under no duty or obligation to make the results of such review or analysis available to any Borrower. Each Borrower is not relying, and will not rely, on Lender for financial or business advice.

     10.10.  No Joint Venture.  Nothing in any of the Loan Documents or in this
             ----------------
Agreement shall be deemed to constitute any kind of partnership, joint venture or fiduciary relationship between Lender and any Borrower or between Lender and any Owners.

     10.11.  Severability.  The provisions of this Agreement are intended to be
             ------------
severable. If any provision of this Agreement or the other Loan Documents shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof or thereof in any jurisdiction.

     10.12.  Rights Cumulative.  All rights, powers and remedies herein given to
             -----------------
Lender are cumulative and not alternative, and are in addition to all statutes or rules of law.

     10.13.  Duration; Survival.  All representations and warranties of each
             ------------------
Borrower contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement and the other Loan Documents, any investigation by Lender, or the making of any Advances hereunder. All covenants and agreements of each Borrower contained herein shall continue in full force and effect from and after the date hereof so long as it may borrow hereunder and until payment in full of the Notes, interest thereon, all fees and all other Obligations of each Borrower. Without limitation, it is understood that all obligations of each Borrower to make payments to or indemnify Lender shall survive the payment in full of the Notes and of all other Obligations.

     10.14.  Governing Law.  This Agreement and the Notes and each of the other
             -------------
Loan Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, except to the extent, if any, set forth on Schedule 2.02 hereto, and except to the extent that the laws of
             -------------
jurisdictions where the Collateral is located may be required to apply to the Collateral or the enforcement of Lender's rights therein.

     10.15.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     10.16.  Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
inure to the benefit of Lender and each Borrower and their respective successors and assigns; provided, however, that a Borrower may not assign or transfer any
             -----------------
of its rights or obligations hereunder or under the other Loan Documents (in whole or in part) without the prior written consent of Lender. Lender may assign, transfer or pledge any of its respective rights or obligations hereunder or under the other Loan Documents without notice to or the prior written consent of any Borrower. Upon receipt of written notice from Lender of such assignment, each Borrower shall promptly acknowledge receipt thereof in writing. If a Borrower is given written notice of any assignment, it shall perform its obligations with respect to this Agreement for the ratable benefit of the applicable assignee(s), and, if so directed, shall pay all amounts due or to become due hereunder directly to the applicable assignee(s) or to any other party designated by such assignee(s). Each Borrower shall not assert against any such assignee any set-off, defense or counterclaim that the Borrower may have against Lender or any person other than such assignee. Each Borrower shall also execute and deliver to Lender such documentation as any such assignee may reasonably require, including but not limited to amended promissory notes and acknowledgment of or consent to the assignment which may require the Borrower to make certain representations or reaffirmations as to some of the basic terms and covenants contained herein. Lender shall not be relieved of its obligations hereunder as a result of any such sale, assignment, transfer, grant or pledge, unless such assignee specifically assumes all of Lender's future obligations hereunder in a writing, a copy of which shall be delivered to the applicable Borrower, in which event after the date of such assignment, the Borrower's obligations to any such assignee shall be proportionately as set forth herein with respect to Lender, and the Borrower shall not look to Lender to perform any of such assignee's obligations hereunder which arise after the date thereof.
Any assignee shall be entitled to rely on each Borrower's agreements as stated herein, as applicable, and shall be considered a third party beneficiary thereof. Except to the extent otherwise required by the context of this Agreement, the word "Lender" where used in this Agreement shall mean and include any holder of any Note originally issued to Lender hereunder, and any such holder of any Note shall be bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto.

     10.17.  Participation.  Lender shall have the right to enter into one or
             -------------
more participation agreements, syndication agreements or similar agreements with one or more participating lenders or other parties approved by Lender on such terms and conditions as Lender shall deem advisable. Each Borrower shall furnish a sufficient number of copies of reports and certificates to Lender so that Lender and each participating lender shall receive a copy of each such document.

     10.18.  Time of Essence.  Time is of the essence of this Agreement, each
             ---------------
Note, and the other Loan Documents.

     10.19.  Disclosures and Confidentiality.
             -------------------------------

             (a) Each Borrower agrees that it will obtain Lender's written consent before using or generating any press release, advertisement, publicity materials or other publication in which the name or logo of Lender or any of its Affiliates is used or may be reasonably inferred, and will not distribute any such materials in the absence of such prior written approval.

             (b) Each Borrower agrees that it will not, directly or indirectly, disclose to any third party the terms of this Agreement or the other Loan Documents or prior or future correspondence relating thereto, or the transactions contemplated hereby, or any other information regarding Lender or its Affiliates learned by the Borrower during the course of negotiation thereof. The term "third party" shall exclude only the Borrowers, its Affiliates and their respective attorney(s) and certified public accountant(s). This Section 10.19(b) shall not restrict the disclosure of
                         ----------------
     information if such disclosure is required by law, to the extent required to fulfill a duty of disclosure of a Borrower to a prospective lender, by order of any court or by the order, rule or regulation of any administrative agency, including without limitation any requirements of the FCC, any PUC, or any state or federal securities commissions (the "Commissions"); provided, however, that, except for disclosures required by
      -----------    --------  -------
     the FCC, PUC or Commissions, each Borrower shall provide Lender with advance notice of any such required disclosure of information so that Lender may seek an appropriate protective order and/or waive compliance with this section. Each Borrower shall not oppose any action taken by Lender to obtain an appropriate protective order or other reliable assurance that the information will be accorded confidential treatment.
     The obligations set forth in this Section 10.19(b) shall survive the
                                       ----------------
     termination of this Agreement.

             (c) The disclosure of information by either Lender or a Borrower will not be restricted under this Agreement if such information (i) has been or becomes published or is now, or in the future, in the public domain through (A) no fault of the parties, (B) disclosure other than unauthorized disclosure by the party to whom the information is disclosed, or (C) disclosure to third parties by the disclosing party without similar restriction; (ii) is property

     (other than proposal letters, commitment letters or other correspondence between Lender and a Borrower) within the legitimate possession of the receiving party prior to disclosure hereunder; (iii) subsequent to disclosure hereunder, is lawfully received from a third party having rights therein without restriction of the third party's or receiving party's rights to disseminate the information and without notice of any restriction against its further disclosure; (iv) is disclosed with the written approval of the other party; (v) is or becomes publicly available free of any obligation to keep it confidential.

             (d) Each Borrower authorizes Lender to discuss with and furnish to any Affiliate of Lender, to any government or self-regulatory agency with jurisdiction over Lender, to any other Governmental Authority or to any assignee, successor, participant, successor, or prospective assignee, successor or participant, all financial statements, audit reports and other information pertaining to the Borrower whether such information was provided by the Borrower or prepared or obtained by Lender or third parties. Neither Lender nor any of its employees, officers, directors or agents makes any representation or warranty to any existing or prospective assignee, successor or participant regarding any audit reports or other analyses of a Borrower that Lender may distribute, whether such information was provided by a Borrower or prepared or obtained by Lender or third parties, nor shall Lender or any of its employees, officers, directors or agents be liable to any Person receiving a copy of such reports or analyses for any inaccuracy or omission contained in such reports or analyses or relating thereto.

             (e) Every reference in this Agreement to disclosures of a Borrower to Lender (except the financial statements), to the extent that such references refer or are intended to refer to disclosures at or prior to the execution of this Agreement, shall be deemed strictly to refer only to written disclosures delivered to Lender concurrently with the execution of this Agreement and referred to specifically in the Loan Documents. The parties intend that such disclosures are to be limited to those presented in an orderly manner at the time of executing this Agreement and are not to be deemed to include expressly or impliedly any disclosures that previously may have been delivered from time to time to Lender, except to the extent that such previous disclosures are again presented to Lender in writing concurrently with the execution of this Agreement.

     10.20.  Jurisdiction and Venue.  EACH BORROWER HEREBY IRREVOCABLY CONSENTS
             ----------------------
TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS, AND AGREES NOT TO CONTEST VENUE OR JURISDICTION IN ANY SUCH COURTS. In any such litigation, each Borrower waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made by certified or registered mail direct to the Borrower at its address set forth in Section 10.06 hereof. Within thirty (30) days after
                         -------------
such mailing, the Borrower shall appear and answer to such summons, complaint or other process. Should the Borrower fail to appear or answer within the said 30-day period, then such party shall be deemed in default and judgment may be entered against the Borrower for the amount or other relief as demanded in any summons, complaint or other process so served. In the alternative, in its sole discretion, Lender may effect service upon the Borrower in any other form or manner permitted by law. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce the same in any appropriate jurisdiction.

     10.21.  Jury Waiver.  EACH BORROWER AND LENDER HEREBY KNOWINGLY AND
             -----------
WILLINGLY WAIVE THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE OBLIGATIONS, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     10.22.  Limitation on Liability.  LENDER SHALL HAVE NO LIABILITY UNDER OR
             -----------------------
IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS FOR SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT IN ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS, AND, EXCEPT TO THE EXTENT PROHIBITED BY LAW, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION ANY SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT OTHER THAN ACTUAL DAMAGES.

     10.23.  Borrowers Waivers.  To the full extent permitted by law, each
             -----------------
Borrower hereby waives (i) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which the Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies, including the issuance of an immediate writ of possession, except as expressly required in any of the Loan Documents; (iii) any marshalling of assets, or any right to compel Lender to resort first to any Collateral or other Persons before pursuing a Borrower for payment of the Obligations and any defenses based on suretyship or impairment of Collateral; (iv) the benefit of all valuation, appraisement and exemption laws; (v) any right to require Lender to terminate its security interest in the Collateral or in any other property of the Borrower until termination of this Agreement and the execution by the Borrower and by any person whose Loans to the Borrower are used in whole or in part to satisfy the Obligations, of an agreement indemnifying Lender from any loss or damage Lender may incur as the result of dishonored or unsatisfied items of any account debtor applied to the Obligations; and (vi) notice of acceptance hereof. Each Borrower acknowledges that the foregoing waivers are a material inducement to Lender's entering into this Agreement and that Lender is relying upon the foregoing waivers in its future dealings with all of the Borrowers.

     10.24.  Schedules.  The schedules and exhibits attached to this Agreement
             ---------
are an integral part hereof, and are hereby made a part of this Agreement.

     10.25.  Agreement to Govern.  In case of any conflict between the terms of
             -------------------
this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern.

     10.26.  Entire Agreement.  This Agreement, the other Loan Documents and
             ----------------
other documents, agreements and certificates executed by the parties contemporaneously herewith or subsequent hereto constitute the entire agreement of the parties and supersede all prior understandings and agreements, written or oral, between the parties hereto relating to the subject matter hereof. Each Borrower is not entering into this Agreement in reliance on statements or representations made by any Person other than as set forth herein.

        [END OF GENERAL TERMS AND CONDITIONS. NEXT PAGE IS SCHEDULE 1.]
                    [SIGNATURES APPEAR ON THE COVER PAGE. ]

                                 [EXHIBIT  A]

                                 [Floor Plan]
month following the date of such Advance, interest on such Advance shall accrue at the Interest Rate applicable to such Advance and shall be capitalized and added to the principal amount of such Advance outstanding hereunder ("Capitalized Interest"). Following the end of the Capitalized Interest Period
  --------------------
for such Advance, interest shall accrue at the Interest Rate for such Advance on the principal amount of such Advance (including Capitalized Interest) and shall be payable in arrears (together with principal payable in accordance with the amortization schedule described in the following paragraph), commencing on the first day of the first calendar month following the Conversion Date (the "Initial Payment Date"), and on the first day of each consecutive calendar month thereafter (together with the Initial Payment Date, a "Payment Date").

     Principal (and Capitalized Interest thereon) of each Advance made by Lender pursuant to the request of a Borrower under a Borrowing Certificate shall be repaid pursuant to the following amortization schedule. At the Conversion Date applicable to an Advance, all principal amounts of such Advance (including Capitalized Interest thereon) shall be amortized and repaid monthly in arrears over forty-eight (48) consecutive months in payments of principal calculated as follows: (i) the first twelve (12) payments of principal shall each be equal to 0.833% of the principal amount (including Capitalized Interest thereon) of such Advance as of the Conversion Date; (ii) the next twelve (12) payments of principal shall each be equal to 1.6667% of the principal amount (including Capitalized Interest thereon) of such Advance as of the Conversion Date; (iii) the next twelve (12) payments shall each be equal to 2.50% of the principal amount (including Capitalized Interest thereon) of such Advance as of the Conversion Date; and (iv) the next twelve (12) payments shall each be equal to 3.33% of the principal amount (including Capitalized Interest thereon) of such Advance as of the Conversion Date. The first payment shall be due on the first day of the first month following the Conversion Date.

     The principal payment amounts shall be recalculated by Lender if any Advances are made hereunder after the Financing Termination Date, based on the aggregate amount of all Advances (including Capitalized Interest) made at any time. It is intended that the above amortization schedule will fully amortize the principal amounts advanced under this Note. If any principal, interest, or other charge or expense remains outstanding on November 1, 2007 or such earlier date as all principal amounts of Advances hereunder are required to be repaid pursuant to the amortization schedule described in the preceding paragraph (the "Maturity Date"), such amount shall be added to the payment due on the Maturity Date.

     Notwithstanding the foregoing, if Makers shall fail to pay within five (5) days after the due date any principal amount or interest or other amount payable under this Note, Makers shall pay, jointly and severally, to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at a rate equal to the lesser of three percent (3%) higher than the then applicable interest rate or the maximum permissible interest rate under applicable law (the "Default Rate") (instead of the Interest Rate), from the due date until such
 ------------
overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under the Loan Agreement. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is waived in writing by Lender.

     Notwithstanding any provision of this Note or the Loan Agreement to the contrary, it is the intent of the Lender and the Makers that the Lender or any subsequent holder of this Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, as amended or enacted, from time to time. In the event Lender, or any subsequent holder of this Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such (except that no prepayment premium will be payable thereon), or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to the Makers. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Makers and the Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the Lender or any subsequent holder of the Note shall refund to the Makers the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, the Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other documents evidencing or securing the obligations of any Maker to Lender, then to any unpaid late charges, then to any unpaid interest accrued at the Default Rate, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement (each, an "Event of Default"), all amounts then remaining
                                 ----------------
unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Loan Agreement, without further notice, at the option of the Lender. Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver. Time is of the essence of this Note.

     Each Maker hereby expressly waives demand, presentment, notice and protest. Each Maker and any and all endorsers, guarantors and other parties liable on this Note, and any and all general partners of any Maker or of any endorsers, guarantors or other parties liable on this Note (collectively, the "Obligors")
                                                                    --------
jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and all other claims and defenses based on suretyship principles, and hereby expressly consent to (i) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof, (ii) any release or discharge by Lender of any of the Obligors,
(iii) any release, substitution or exchange of any security for the payment hereof, (iv) any failure to act on the part of Lender, and (vi) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.

     EACH MAKER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, AND WILLIAMSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, AND THE CHANCERY COURT FOR WILLIAMSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND ANY MAKER, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE IN ANY SUCH COURTS.

     Each Maker irrevocably consents to the service of process of any such courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Maker at the address set forth in the Loan Agreement or to such other address as such Maker may have furnished to Lender in writing, and agrees that such service shall become effective thirty (30) days after such mailing. However, nothing herein shall affect the right of Lender or any Maker to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or any Maker in any other jurisdiction.

      EACH MAKER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT OR ANY RELATIONSHIP BETWEEN SUCH MAKER AND LENDER. EACH MAKER AGREES THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF SUCH MAKER'S EXPRESS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN ANY ACTION TO ENFORCE THIS NOTE, EACH MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

     In the event this Note is placed in the hands of one or more attorneys for collection or enforcement or protection of the holder's rights described herein or in the Loan Agreement or the other Loan Documents, the Makers agrees to pay, jointly and severally, all reasonable attorneys' fees and all court and other out-of-pocket costs incurred by the holder hereof (as of which shall be due on demand and shall bear interest at the rate then payable hereunder from five (5) days after such demand is made until paid).

     This Note is governed by and shall be construed in accordance with the internal laws of the State of New York. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be valid unless in writing signed by Lender.

     Executed as of the date first written above.


                              BROADVIEW NETWORKS HOLDINGS, INC.


                              By: /s/
                                 ---------------------------------

                              Title: President
                                    ------------------------------


                              BROADVIEW NETWORKS, INC.

                              By: /s/
                                 ---------------------------------

                              Title: President
                                    ------------------------------


                              BROADVIEW NETWORKS OF MASSACHUSETTS, INC.

                              By: /s/
                                  --------------------------------

                              Title: President
                                     -----------------------------

                              SCHEDULE A TO NOTE
                              ------------------

                             ADVANCES AND PAYMENTS
                             ---------------------

Initial Payment Date:
Maturity Date:

Amount Advanced  Date of Advance  Payment Amount  Payment Date   Balance
---------------  ---------------  --------------  ------------   -------
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______
____________     ____________     ____________    ____________   _______

                              SCHEDULE B TO NOTE
                              ------------------


                             CAPITALIZED INTEREST
                             --------------------


   Original             Capitalized                      Principal
   Principal              Interest        Date            Balance
   ---------            -----------       ----           ---------

____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________
____________        _____________       __________

                                                                   SCHEDULE 1 TO
                                                                   -------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                    BORROWERS INFORMATION AND DEFINED TERMS
                    ---------------------------------------

Closing Date:                      October 22, 1999

Borrowers:                         Broadview Networks Holdings, Inc., a Delaware
                                   corporation Tax Identification Number: 11-
                                   3310798

                                   Broadview Networks, Inc., a New York
                                   corporation Tax Identification Number: 16-
                                   1401082

                                   Broadview Networks of Massachusetts, Inc., a
                                   Delaware corporation
                                   Tax Identification Number: 11-3448054

Chief Executive Offices:           45-18 Court Square, Ste 403
                                   Long Island City, New York 11101

Notice Address:                    45-18 Court Square, Ste 403
                                   Long Island City, New York 11101

PUC: The New York Public Service Commission and the Massachusetts Department of Transportation and Energy

Regulatory Authorizations:         The term "Regulatory Authorizations" shall
                                   include, without limitation, the approval of the transactions contemplated by this
                                   Agreement by the New York Public Service
                                   Commission.

Business Plan:                     Broadview Networks Holdings, Inc. (Broadview)
                                   is an Integrated Communications Provider.
                                   Broadview's business plan is to build a
                                   sizable customer base offering voice and data communications products as both a carrier and a provider of both horizontal and vertical, value-added communications related products and services. Broadview intends to build its customer base through a combination of its own sales and marketing activities, as well as strategic alliances and acquisitions of customer bases and acquisitions of corporate entities with customer bases. Broadview intends to provide such products and services utilizing a combination of its own facilities, leased facilities of other carriers and resale of other carrier services and products. Broadview intends to incorporate into its network architecture a variety of traditional Class V circuit based switching capabilities, data transport and routing capabilities, and evolving internet protocol and other switching/transmission technologies. Broadview intends to offer communications services in multiple geographic markets, initially targeting the
                                   Northeast United States, with anticipated significant expansions of geographic focus.
                                   Broadview intends to differentiate itself by making significant ongoing investments in its proprietary operating software systems and other software based operational systems to develop cost efficiencies and service quality improvements.

                                                                SCHEDULE 2.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                             MAXIMUM LOAN AMOUNTS
                             --------------------

Maximum Principal Amount of All Loans:       Thirty-six Million (US) Dollars
                                             ($36,000,000) (plus Capitalized
                                             Interest thereon) available for
                                             drawing on or before September 30,
                                             2001.

                                                                SCHEDULE 2.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                        PAYMENT TERMS AND GOVERNING LAW
                        -------------------------------

     Amortization of Term Loan or Payment Schedule: Principal (and Capitalized Interest thereon) of each Advance made by Lender pursuant to the request of a Borrower under a Borrowing Certificate shall be repaid pursuant to the following amortization schedule. At the Conversion Date applicable to an Advance, all principal amounts of such Advance (including Capitalized Interest thereon) shall be amortized and repaid monthly in arrears over forty-eight (48) consecutive months in payments of principal calculated as follows: (i) the first twelve (12) payments of principal shall each be equal to 0.833% of the principal amount (including Capitalized Interest thereon) of such Advance as of the Conversion Date; (ii) the next twelve (12) payments of principal shall each be equal to 1.6667% of the principal amount (including Capitalized Interest thereon) of such Advance as of the Conversion Date; (iii) the next twelve (12) payments shall each be equal to 2.50% of the principal amount (including Capitalized Interest thereon) such of Advance as of the Conversion Date; and (iv) the next twelve
(12) payments shall each be equal to 3.33% of the principal amount (including Capitalized Interest thereon) such Advance as of the Conversion Date. The first payment shall be due on the first day of the first month following the Conversion Date.

     Capitalized Interest Period: for each Advance made by Lender pursuant to the request of a Borrower under a Borrowing Certificate, the period from the date of such Advance through the last day of the twelfth (12th) calendar month following the date of such Advance

     Closing Date:  October 22, 1999

     Conversion Date: For each Advance made by Lender pursuant to the request of a Borrower under a Borrowing Certificate, the expiration of the Capitalized Interest Period applicable to such Advance.

     Financing Termination Date:  September 30, 2001.

     Governing Law:  Determined pursuant to Section 10.14 of the Agreement.
                                            =============

     Initial Borrowing Date: The date of the first Advance hereunder.

     Initial Payment Date: The first day of the first calendar month next following the Conversion Date.

     Interest Payment Date: Monthly in arrears commencing on the first day of the calendar month next following the Conversion Date and monthly thereafter through the Maturity Date.

     Interest Rate: For each Advance, the Five Year Swap Rate, as reported on page 19901 of the Dow Jones & Company Telerate screen (or any successor page) on the date such Advance is made, plus 475 basis points. If Dow Jones & Company Telerate screen should cease service or cease publishing such rate, the Lender shall designate a comparable reference rate for use in determining the Interest Rate hereunder.

     Maturity Date: November 1, 2007, or such earlier date as all principal amounts of Advances hereunder are required to be repaid pursuant to the Amortization of Term Loan (provided that the Maturity

Date shall automatically be shortened to the Initial Borrowing Date plus 364 days in the event that the Borrowers have not obtained all of the Regulatory Authorizations and delivered, if required by Lender, evidence of same to the Lender by such date, unless the Borrowers have delivered an opinion of FCC regulatory counsel, in form and substance acceptable to the Lender, to the effect that one or more of such Required Approvals are no longer necessary), on which date all then-outstanding Obligations under a Note shall be finally due and payable.

     Payment Date: The Initial Payment Date and the first day of each calendar month thereafter.

                                                                SCHEDULE 2.09 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                     FEES
                                     ----

     (a)  Commitment Fee. Borrower shall pay Lender at the Closing Date a
          --------------
commitment fee equal to one and one-half percent (1 1/2%) of the Commitment Amount.

                                                                SCHEDULE 2.11 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                    ANNEX A TO LOAN AND SECURITY AGREEMENT
                    --------------------------------------

     By executing this Annex to and forming a part of the Loan and Security Agreement dated as of October 22, 1999 (the "Agreement"), by and among NTFC Capital Corporation; Broadview Networks Holdings, Inc. ("BNH"); each direct or indirect Subsidiary of BNH which signed the Agreement; and each Subsidiary which subsequently becomes a party thereto pursuant to Section 2.11 of the Agreement
                                                 ============
by executing this Annex, the undersigned represents and warrants that it is a [FOREIGN or DOMESTIC] Subsidiary of BNH, joins as a party to the Agreement,
---------------------
assumes the obligations of a [FOREIGN/DOMESTIC] Borrower under the Agreement,
                             ------------------
and confirms that it is bound by the terms and conditions of the Agreement, including but not limited to the grant by the undersigned to Lender of a security interest in all of its right, title and interest in and to the Collateral as provided in the Agreement. (The execution of this instrument constitutes a grant by the undersigned of a security interest in the Collateral). The undersigned further acknowledges and agrees that (i) one or more other Subsidiaries of BNH may become additional Borrowers under the Agreement without the consent of any other Borrower by execution of a copy of this Annex; (ii) the Lender is willing to extend certain credit to the Borrowers, subject to the terms and conditions set forth in the Agreement, including the condition that all Domestic Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by BNH or any Borrower to Lender under the Agreement and the condition that all Foreign Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by any Foreign Borrower to Lender under the Agreement; (iii) without this condition of joint and several liability, Lender would not be willing to extend credit to any Borrower; and (iv) the undersigned, the existing Borrowers, and the Subsidiaries of BNH which may become additional Borrowers under the Agreement are (or will be) related entities, and the undersigned expects to increase its business and to benefit directly and indirectly through the use of the equipment to be acquired by it and the other Borrowers with the proceeds of the loans to be made pursuant to the Agreement.

     The undersigned authorizes the Lender to attach this Annex to the Agreement and, thereby, form a part of the Agreement. This Annex shall be construed in accordance with and governed by the laws of the jurisdiction stated in Schedule
                                                                       --------
2.02 to the Agreement under the caption "Governing Law," except to the extent
----
the internal laws of another jurisdiction are required to be applied in connection with the exercise of rights pertaining to Collateral in that jurisdiction. Capitalized terms used in this Annex without definition shall have the meanings set forth in the Agreement to which this Annex is attached and form a part.

     This Annex may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all of such counterparts shall constitute but one and the same document.

     IN WITNESS WHEREOF, the undersigned has executed this Annex to Loan and Security Agreement by its duly authorized officer or representative this ____ day of __________, ____.

Borrower:                                _________________________________
--------
                                         By:  ____________________________
                                         Its: ____________________________

                                                             SCHEDULE 2.11(b) TO
                                                             -------------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                       ADDITIONAL SUBSIDIARY INFORMATION
                       ---------------------------------

Name
----

Jurisdiction of Formation
-------------------------

Taxpayer Identification Number
------------------------------

Principal Place of Business
---------------------------

Location of Collateral Owned Directly
-------------------------------------

                                                                SCHEDULE 4.04 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                               REQUIRED CONSENTS
                               -----------------


The transactions contemplated by this Agreement must be approved by the New York Public Service Commission. The following applications for such Approval were filed on September 27, 1999 and are pending:

     1. Joint Petition of Coaxicom, Inc., and Community Networks, Inc. for Approval Nunc Pro Tunc of Transfer of Assets (filed 9/27/99); and

     2. Joint Petition of Coaxicom, Inc., and Community Networks, Inc. for Authority to Enter Inter Secured Financing Agreement (filed 9/27/99)

                                                                SCHEDULE 4.05 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                           REGULATORY AUTHORIZATIONS
                           -------------------------


The transactions contemplated by this Agreement must be approved by the New York Public Service Commission. The following applications for such Approval were filed on September 27, 1999 and are pending:


     1. Joint Petition of Coaxicom, Inc., and Community Networks, Inc. for Approval Nunc Pro Tunc of Transfer of Assets (filed 9/27/99); and

     2. Joint Petition of Coaxicom, Inc., and Community Networks, Inc. for Authority to Enter Inter Secured Financing Agreement (filed 9/27/99)

                                                                SCHEDULE 4.07 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                             RESTRICTIONS ON LOANS
                             ---------------------


1. Under the Stockholders Agreement among BNH (formerly known as Coaxicom, Inc.) Baker Communications Fund, L.P., Vern M. Kennedy, Terrence J. Anderson, Philip B. Smith, Tracey W. Korman, and those parties listed on
     Schedule I to the (i) Series A Preferred Stock Purchase Agreement (the "Series A Holders") dated as of January 29, 1998, by and among BNH and the Series A Holders and (ii) Series B Preferred Stock Purchase Agreement (the "Series B Holders") dated as of September 9, 1998, by and among BNH and the Series B Holders, BNH may not incur any debt or enter into any commitments to incur debt without the prior written approval of at least a majority of the then outstanding shares held by All Preferred Holders (as defined in such Shareholders Agreement). BNH has obtained the written approval of at least a majority of the outstanding shares held by All Preferred Holders to BNH's execution of this Agreement and the incurrence of the Obligations thereunder.

2. Under the Certificate of Incorporation of BNH, BNH may not, without the affirmative vote or consent of the holders of a majority of the shares of
     (i) Series A Preferred Stock and Series B Preferred Stock then outstanding (voting or consenting, as the case may be, together as one class ) and (ii) Series C Preferred Stock and Series D Stock then outstanding (voting or consenting, as the case may be, together as one class), encumber, in one transaction or a series of related transactions, all or substantially all of the assets of BNH and its subsidiaries on a consolidated basis.

     SCHEDULE 4.08 TO                                LOAN AND SECURITY AGREEMENT
     ----------------                                ---------------------------

                             FINANCIAL STATEMENTS
                             --------------------

                             [Separately provided]

                                                                SCHEDULE 4.12 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              PENDING LITIGATION
                              ------------------

                                     None

                                                                SCHEDULE 4.25 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              UCC FILING OFFICES
                              ------------------

                     [To be provided by Lender's counsel]

                                                                SCHEDULE 4.26 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                 PRINCIPAL OFFICES AND LOCATION OF COLLATERAL
                 --------------------------------------------

Broadview Networks Holdings's Chief Executive Office and that of each of its Subsidiaries, which are Borrowers, is listed on Schedule 1:


Locations of Collateral:

                             See attached list

                                                                SCHEDULE 4.29 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                 ASSUMED NAMES
                                 -------------


1. BNH changed its name from "Coaxicom, Inc." to "Broadview Networks Holdings, Inc." on October 5, 1999. Coaxicom was also authorized to do business in New York under the Name "Coaxicom - DE."

2. BNI changed its name from "Community Networks, Inc." to "Broadview Networks, Inc." on October 6, 1999.

3. BNI of Massachusetts changed its name from "Community Networks of Massachusetts, Inc." to "Broadview Networks of Massachusetts, Inc. on October 5, 1999.

                                                                SCHEDULE 4.30 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                         TRANSACTIONS WITH AFFILIATES
                         ----------------------------

1. Employment agreements with employees entered into in the ordinary course of business of such Borrower that do provide for (i) annual base compensation, together with any other annual base compensation under any other employment agreements with other Borrowers, not in excess of $250,000 and (ii) additional compensation subject to the consent of Lender, such consent not to be unreasonably withheld

                                                                SCHEDULE 4.31 TO
                                                               -----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                            NTI PURCHASE AGREEMENT
                            ----------------------

Agreement dated as of March 30, 1999, as amended, between Broadview Networks, Inc. (f/k/a Community Networks, Inc.) and Northern Telecom Inc.

                                                                SCHEDULE 6.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                               POST-CLOSING ITEMS
                               ------------------

1. Regulatory Authorizations: the approval of the transactions contemplated by this Agreement by the New York Public Service Commission.

                                                                SCHEDULE 7.07 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                   INSURANCE
                                   ---------

                         [See attached certificate(s)]

                                                                SCHEDULE 7.15 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              FINANCIAL COVENANTS
                              -------------------

                       BROADVIEW NETWORK HOLDINGS, Inc.

                              Financial Covenants

   All accounting and financial terms herein shall be deemed to include references to consolidated and consolidating principles, and covenants, representations and agreements with respect to the Borrowers and their properties and activities shall be deemed to refer to BNH and its consolidated Subsidiaries collectively, provided, however, the results of operations and activities of the Unrestricted Subsidiary shall be excluded for purposes of determining BNH's compliance with the covenants set forth in
   Schedule 7.15.
   -------------

   . Minimum Revenues: BNH shall have revenues (calculated at the end of each fiscal quarter as the sum of the revenue of the last four consecutive fiscal quarters then ending) equal to or greater than the level projected for the sum of such fiscal quarters in the Projected Revenue Table below (amounts in table expressed as $millions).

   Projected Revenue Table

------------------------------------------------------------------------------------------------------
Date                   1999           2000           2001           2002           2003           2004
------------------------------------------------------------------------------------------------------
March 31               N/A            43.5           62.5           72.5           83.8           93.9
------------------------------------------------------------------------------------------------------
June 30                N/A            51.2           65.0           75.2           86.5           96.3
------------------------------------------------------------------------------------------------------
September 30           N/A            56.7           67.4           78.8           88.4           98.7
------------------------------------------------------------------------------------------------------
December 31            33.6           60.1           69.9           80.9           91.6          101.2
------------------------------------------------------------------------------------------------------

   . Minimum Gross Margins: BNH shall maintain Minimum Gross Margins (calculated at the end of each fiscal quarter) equal to or greater than those set forth below (amounts expressed as a percentage of actual revenues for the fiscal quarter).

------------------------------------------------------------------------------------------------------
Date                   1999           2000           2001           2002           2003           2004
------------------------------------------------------------------------------------------------------
March 31               N/A            14.0           36.0           36.5           37.0           38.0
------------------------------------------------------------------------------------------------------
June 30                N/A            21.0           36.0           36.5           37.0           38.0
------------------------------------------------------------------------------------------------------
September 30           N/A            31.0           36.5           36.5           37.0           38.0
------------------------------------------------------------------------------------------------------
December 31            10.0           35.5           36.5           36.5           37.0           38.0
------------------------------------------------------------------------------------------------------

   . Fixed Charge Coverage Ratio: Borrower shall maintain a Fixed Charge Coverage Ratio of not less than 1.25:1. For purposes of calculating BNH's Fixed Charge Coverage Ratio for such four fiscal quarter periods ending on or before September 30, 2001, (i) EBITDA shall include all unrestricted cash on BNH's balance sheet at the beginning of such four fiscal quarter period, plus net proceeds received on amounts borrowed during such four fiscal quarter period plus any cash equity received during such four fiscal quarter period, and (ii) Debt Service shall include capital expenditures paid with proceeds of Indebtedness.

   . Leverage: BNH shall at all times maintain a Leverage Ratio not greater than 1.05:1. This ratio shall be calculated as a condition to each funding of an Advance.

                                                                SCHEDULE 8.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                            PERMITTED INDEBTEDNESS
                            ----------------------

1. Borrowers may incur Indebtedness consisting of (i) Excluded Indebtedness, and (ii) other Indebtedness if immediately before, and after giving effect to the incurrence, of such Indebtedness BNH is in compliance with its financial covenants required by Schedule 7.15.
                                     --------------

                                                                SCHEDULE 8.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                        PERMITTED SPECIFIC ENCUMBRANCES
                        -------------------------------

1. Liens on property of a Borrower not constituting Collateral which are granted to secure Indebtedness other than Indebtedness defined in clauses
     (i) and (ii) of the definition of Excluded Indebtedness.

2.   Liens evidenced by any of the following UCC searches attached hereto.